As filed with the Securities and Exchange Commission on

                                February 28, 1997


                           Registration No. 33-98848

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X ]

                      Pre-Effective Amendment No. ____            [  ]

                      Post-Effective Amendment No. 4              [  ]
                                                   -
          REGISTRATION STATEMENT UNDER THE INVESTMENT ACT OF 1940 [X ]

                                Amendment No. 4                   [  ]
                                              _

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT VA-2

                    Ameritas Variable Life Insurance Company
                                    Depositor

                                 5900 "O" Street
                             Lincoln, Nebraska 68510

                            -------------------------


                               NORMAN M. KRIVOSHA
                          Secretary and General Counsel
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510

Approximate Date of Proposed Public Offering: As soon as practicable after effective date.


               It is proposed that this filing will become effective:
               [ ] immediately upon filing pursuant to paragraph b

               [x] on May 1, 1997 pursuant to paragraph a of Rule 485
               [ ] on ___________ pursuant to paragraph b of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1996 was filed on February 12, 1997.

                                    OVERTURE
                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

PART A
FORM N-4    ITEM                            HEADING IN PROSPECTUS

Item 1.     Cover Page......................  Cover Page
Item 2.     Definitions.....................  Definitions
Item 3.     Synopsis or Highlights..........  Questions and Answers About the
                                              Policy
Item 4.     Condensed Financial Information.  Accumulation Unit Values
Item 5.     General Description of Registrant,
            Depositor, and Portfolio Companies
            a) Depositor....................  Ameritas Variable Life Insurance
                                              Company
            b) Registrant...................  Ameritas Variable Life Insurance
                                              Company Separate Account VA-2

            c) Portfolio Company............  The Funds
            d) Prospectus...................  The Funds

            e) Voting.......................  Voting Rights
            f) Administrator................  N/A
Item 6.     Deductions and Expenses
            a) Deductions...................  Questions and Answers About the
                                              Policy; Charges and Deductions
            b) Sales load...................  Questions and Answers About the
                                              Policy; Withdrawal Charge
            c) Special purchase plans.......  N/A
            d) Commissions..................  Distribution of the Policies
            e) Registrant's expenses........  N/A

            f) Portfolio company deductions
               and expenses.................  The Funds; Fee Table: Fund Expense
                                              Summary

            g) Organizational expenses......  N/A
Item 7.     General Description of Variable
            Annuity Contracts
            a) Rights ......................  Questions and Answers About the
                                              Policy; The Policy; Distributions
                                              Under the Policy; General
                                              Provisions; Voting Rights
            b) Provisions and limitations...  Questions and Answers About the
                                              Policy; Allocation of Premium;
                                              Transfers
            c) Changes in contracts or
               operations..................   Addition, Deletion, or
                                              Substitution of Investments; The
                                              Policy; Voting Rights
            d) Contractowners inquiries.....  Owner Inquiries
Item 8.     Annuity Period
            a) Level of benefits............  Questions and Answers About the
                                              Policy; Allocation of Premium;
                                              Election of Annuity Income Options
            b) Annuity commencement date....  Questions and Answers About the
                                              Policy; Annuity Date
            c) Annuity payments.............  Questions and Answers About the
                                              Policy; Annuity Income Options
            d) Assumed investment return....  N/A
            e) Minimums.....................  Election of Annuity Income Options
            f) Rights to change options or
               transfer investment base.....  Annuity Income Options
Item 9.     Death Benefit
            a) Death benefit calculation....  Questions and Answers About the
                                              Policy; Death of Annuitant Prior
                                              to Annuity Date
            b) Forms of benefits............  Questions and Answers About the
                                              Policy; Death of Annuitant Prior
                                              to Annuity Date

Item 10.    Purchases and Contract Values
            a) Procedures for purchases.....  Cover Page; Questions and Answers
                                              About the Policy; Policy
                                              Application and Premium Payment;
                                              Allocation of Accumulation Units
            b) Accumulation unit value......  Accumulation Value; Value of
                                              Accumulation Units
            c) Calculation of accumulation unit
               value.......................   Accumulation Value; Value of
                                              Accumulation Units
            d) Principal underwriter........  Distribution of the Policies
Item 11.       Redemptions
            a) Redemption procedures........  Questions and Answers About the
                                              Policy; Full and Partial
                                              Withdrawals
            b) Texas Optional Retirement
               Program......................  N/A
            c) Delay........................  Full and Partial Withdrawals
            d) Lapse........................  N/A
            e) Revocation rights............  Questions and Answers About the
                                              Policy; Refund Privilege
Item 12.    Taxes
            a) Tax consequences.............  Questions and Answers About the
                                              Policy; Federal Tax Matters
            b) Qualified plans..............  Federal Tax Matters
            c) Impact of taxes..............  Taxes
Item 13.    Legal Proceedings ..............  Legal Proceedings
Item 14.    Table of Contents for Statement
            of Additional Information.......  Statement of Additional
                                              Information

PART B
FORM N-4    ITEM                              HEADING IN STATEMENT OF ADDITIONAL
                                              INFORMATION

Item 15.    Cover page......................  Cover page
Item 16.    Table of Contents...............  Table of Contents
Item 17.    General Information and History
            a) Name change..................  General Information and History
            b) Attribution of Assets........  N/A
            c) Control of Depositor.........  General Information and History
Item 18.    Services
            a) Fees, expenses and costs.....  N/A
            b) Management-related services..  AVLIC
            c) Custodian and independent
               public accountant............  Safekeeping of Account Assets;
                                              Independent Accountants
            d) Other custodianship..........  N/A
            e) Administrative servicing agent N/A
            f) Depositor as  principal
               underwriter..................  N/A
Item 19.    Purchase of Securities Being Offered
            a) Manner of Offering...........  N/A
            b) Sales load...................  N/A
Item 20.    Underwriters
            a) Depositor or affiliate as
               principal underwriter........  Distribution of the Policy
            b) Continuous offering..........  Distribution of the Policy
            c) Underwriting commissions.....  N/A
            d) Payments of underwriter......  N/A
Item 21.    Calculation of Performance Data.  Calculation of Performance Data
Item 22.    Annuity Payments................  N/A
Item 23.    Financial Statements
            a) Registrant...................  Financial Statements
            b) Depositor....................  Financial Statements

                                   AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
                                                 VARIABLE LIFE INSURANCE COMPANY
                                                                     May 1, 1997

Profile of the Variable Annuity Contract

This Profile is a summary of some more important points that you should consider and know before purchasing the Policy. The Policy is more fully described in the prospectus which accompanies this Profile. Please read the prospectus carefully.

1. THE ANNUITY CONTRACT The variable annuity policy offered by Ameritas Variable Life Insurance Company (AVLIC) is a policy between you, the owner, and AVLIC, an insurance company. The Policy provides a means for investing on a tax-deferred basis in 26 investment subaccounts and a Fixed Account of AVLIC. The Policy is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.
         This Policy offers 26 subaccounts which are listed in Section 4. These subaccounts are designed to offer a better return than the Fixed Account. However, this is NOT guaranteed. You can also lose your money.
         The Fixed Account offers an interest rate guaranteed by the insurance company, AVLIC. This interest rate is set each month and guaranteed for a year. While your money is in the Fixed Account, your principal and all interest earned is guaranteed by AVLIC.
         You can put money into any or all of the subaccounts and the Fixed Account. You can transfer between accounts up to 15 times a year without charge. After 15 transfers, the charge is $10 for each additional transfer. There are restrictions on the Fixed Account.
         The Policy, like all deferred annuity policies, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Policy.
         The money you can accumulate in your account during the accumulation phase will determine the income payments during the income phase.

2. ANNUITY PAYMENTS (THE INCOME PHASE) If you want to receive regular income from your annuity, you can choose one of five options: (1) monthly payment of interest only; (2) monthly payment for a fixed amount until depleted; (3) monthly payments for a certain period up to 20 years (as you select); (4) monthly payments for your life (assuming you are the annuitant) that may include a guaranteed period; and (5) monthly payments for your life and for the life of another person (usually your spouse). Once you begin receiving regular payments, you cannot change your payment plan.

3.   PURCHASE   You  can  buy  this  Policy  with  $2,000  or  more  under  most circumstances. Your registered representative can help you fill out the proper forms. You can add $500 or more any time during the accumulation phase.

4. INVESTMENT OPTIONS You can put your money in any or all of these subaccounts described in the fund prospectuses:

         Managed by                 Managed by                Managed by                Managed by
         Fidelity Mgmt &            Fred Alger Mgmt., Inc.    Massachusetts             Morgan Stanley
                                    ----------------------
         Research Company           Alger American:           Financial Services Co.    Asset Mgmt. Inc.
         ----------------                                     ----------------------    ----------------
         Money Market               Growth                    Emerging Growth           Emerging Markets Equity
         Equity-Income              Income and Growth         Utilities                 Global Equity
         Growth                     Small Capitalization      World Governments         International Magnum
         High Income                Balanced                  Research                  Asian Equity
         Overseas                   MidCap Growth             Growth With Income        U.S. Real Estate
         Asset Manager              Leveraged AllCap
         Investment Grade Bond
         Asset Manager: Growth
         Index 500
         Contrafund

Depending upon market conditions, you can make or lose money in any of these subaccounts.

5. EXPENSES The Policy has insurance features and investment features, and there are costs related to each.
         AVLIC currently deducts a $36 policy fee each year from your Policy. This charge is guaranteed to be no more than $40 per year. AVLIC currently waives this charge if the accumulation value of your Policy is at least $50,000. AVLIC also deducts insurance charges of 1.40% of the average daily value of your Policy. Investment charges range from .28% to 1.75% of the average daily value of the subaccounts depending upon the subaccount.
         If you take your money out, AVLIC may assess a withdrawal charge of up to 6% of the amount you withdraw. If required by state law, AVLIC will assess a state premium tax charge at the time of premium receipt or when you make a complete withdrawal or begin receiving regular income payments. State premium tax ranges from 0% to 3.5%, depending upon the state.
         The following chart is to help you understand the charges in the Policy. The column "Total Annual Charges" shows the total of the $36 policy maintenance charge (which we represent as .12% below, based on an assumed average contract size of $30,000), the 1.40% insurance charges and the investment charge for each subaccount. The next two columns show you two examples of the charges, in dollars, you would pay under a Policy. The examples show the expenses you would pay on a $1,000 investment in a Policy that earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed as well as the withdrawal charges. For year 10, the example shows the aggregate of all the annual charges assessed for the 10 years, but there is no withdrawal charge.

The premium tax is assumed to be 0% in both examples.

                                                                                      EXAMPLES:
                                                                                      Total Annual
                                 Total Annual      Total Annual          Total        Expenses at End of:
                                  Insurance         Portfolio            Annual        (1)      (2)
Subaccount                         Charges           Charges             Charges      1 Year   10 Years
----------                         -------           -------             -------      -------  --------
Managed by Fidelity Management & Research Company
         Money Market               1.52%            0.30%                1.82%         $78      $209
         Equity-Income              1.52%            0.56%                2.08%         $81      $236
         Growth                     1.52%            0.67%                2.19%         $82      $247
         High Income                1.52%            0.71%                2.23%         $82      $251
         Overseas                   1.52%            0.92%                2.44%         $84      $273
         Asset Manager              1.52%            0.73%                2.25%         $83      $253
         Investment Grade Bond      1.52%            0.58%                2.10%         $81      $238
         Asset Manager: Growth      1.52%            0.85%                2.37%         $84      $266
         Index 500                  1.52%            0.28%                1.80%         $78      $206
         Contrafund                 1.52%            0.71%                2.23%         $82      $251

Managed by Fred Alger Management Inc.
Alger American:
     Growth                         1.52%            0.79%                2.31%         $83      $260
     Income and Growth              1.52%            0.81%                2.33%         $83      $262
     Small Capitalization           1.52%            0.88%                2.40%         $84      $269
     Balanced                       1.52%            1.14%                2.66%         $87      $295
     MidCap Growth                  1.52%            0.84%                2.36%         $84      $265
     Leveraged AllCap               1.52%            1.09%                2.61%         $86      $290

Managed by Massachusetts Financial Services Company
     Emerging Growth                1.52%            1.00%                2.52%         $85      $281
     Utilities                      1.52%            1.00%                2.52%         $85      $281
     World Governments              1.52%            1.00%                2.52%         $85      $281
     Research                       1.52%            1.00%                2.52%         $85      $281
     Growth With Income             1.52%            1.00%                2.52%         $85      $281

Managed by Morgan Stanley Asset Management Inc.
     Emerging Markets Equity        1.52%            1.75%                3.27%         $93      $353
     Global Equity                  1.52%            1.15%                2.67%         $87      $296
     International Magnum           1.52%            1.15%                2.67%         $87      $296
     Asian Equity                   1.52%            1.20%                2.72%         $87      $300
     U.S. Real Estate               1.52%            1.10%                2.62%         $86      $291

For the newly formed subaccounts the charges have been estimated. The charges reflect any expense reimbursement or fee waiver. For more detailed information, see the Fee Table in the Prospectus.

6. TAXES Your earnings are not taxed until you take them out. If you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment so that part of each payment is not taxable as income.

7. WITHDRAWALS You can take money out anytime during the accumulation phase. You can take up to 10% of the greater of your accumulation value or total payments each year without a charge. Withdrawals more than that may be charged up to 6% of each withdrawal. After AVLIC has had a payment for 7 years, there is no charge for withdrawal of that payment. Of course, you may also have to pay income tax and a tax penalty on any money you take out. Each payment you add to your Policy has its own 7 year withdrawal charge period.

8. PERFORMANCE The value of the Policy will vary up or down depending upon the investment performance of the subaccounts you choose. The following chart shows total returns for each subaccount for the periods shown. These numbers reflect the insurance charges, the policy maintenance charge, the investment charges and all other expenses of the subaccount. These numbers do not reflect any withdrawal charges and if applied would reduce such performance. Past performance is not a guarantee of future results.

Subaccount                    1996     1995     1994      1993     1992     1991     1990     1989    1988     1987

Managed by Fidelity Management & Research Company
    Money Market              3.83%    4.27%    2.71%     1.69%    2.31%    4.54%    6.46%    7.53%   5.77%    4.79%
    Equity-Income            12.56%   33.10%    5.45%    16.52%   15.12%   29.47%  -16.63%   15.59%  20.85%   -2.68%
    Growth                   12.98%   33.36%   -1.53%    17.58%    7.67%   43.36%  -13.10%   29.52%  13.82%    2.05%
    High Income              12.32%   18.88%   -3.12%    18.60%   21.32%   33.07%   -3.73%   -5.63%   9.95%   -0.72%
    Overseas                 11.52%    8.03%    0.19%    35.31%  -12.10%    6.36%   -3.17%   23.89%   6.45%       -
    Asset Manager            12.89%   15.21%   -7.52%    19.41%   10.00%   20.67%    5.04%       -        -       -
    Investment Grade Bond     1.63%   15.57%   -5.22%     9.25%    5.03%   14.60%    4.58%    8.57%       -       -
    Asset Manager: Growth    19.00%       -        -         -        -        -        -        -        -       -
    Index 500                20.98%   35.07%   -0.61%     7.95%       -        -        -        -        -       -
    Contrafund               19.49%    -        -            -        -        -        -        -        -       -

Managed by Fred Alger Management, Inc.
Alger American:
    Growth                   11.64%   34.34%   -0.10%    20.63%   10.66%   38.27%    2.53%       -        -       -
    Income and Growth        17.89%   33.13%   -9.68%     8.68%    6.99%   21.66%   -1.26%    5.77%       -       -
    Small Capitalization      2.60%   42.17%   -5.83%    11.57%    1.97%   55.21%    7.06%   62.06%       -       -
    Balanced                  8.51%   26.71%   -5.73%     6.16%    7.80%    3.07%    4.86%       -        -       -
    MidCap Growth            10.21%   42.30%   -3.07%        -        -        -        -        -        -       -
    Leveraged AllCap         10.37%       -        -         -        -        -        -        -        -       -

Managed by Massachusetts Financial Services Company
    Emerging Growth          15.24%       -        -         -        -        -        -        -        -       -
    Utilities                16.74%       -        -         -        -        -        -        -        -       -
    World Governments         2.45%   12.65%       -         -        -        -        -        -        -       -
    Research                 20.45%       -        -         -        -        -        -        -        -       -
    Growth With Income       22.49%       -        -         -        -        -        -        -        -       -

Managed by Morgan Stanley Asset Management Inc.
    Emerging Markets             -        -        -         -        -        -        -        -        -       -
    Global Equity                -        -        -         -        -        -        -        -        -       -
    International Magnum         -        -        -         -        -        -        -        -        -       -
    Asian Equity                 -        -        -         -        -        -        -        -        -       -
    U.S. Real Estate             -        -        -         -        -        -        -        -        -       -

9. DEATH BENEFIT If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. This death benefit will be the greater of: (1) the money you have put in less any money you have taken out, and the related withdrawal charges, or (2) the current value of your Policy. If available, the death benefit may be the value of your Policy at the most recent 7th-year-anniversary plus any money you have added since that anniversary minus any money you have taken out since that anniversary, and the related withdrawal charges.

10.  OTHER INFORMATION

FREE LOOK. If you cancel the policy within 10 days after receiving it (or whatever period is required in your state), we will not assess a withdrawal charge. You will receive whatever your Policy is worth on the day we receive your returned policy. This may be more or less than your original payment. If law requires us to return your original payment, we will put your money in the Money Market subaccount during the free-look period and return your original payment.

NO PROBATE. Usually, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

WHO SHOULD PURCHASE THE POLICY?
This Policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You would not buy this Policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

ADDITIONAL FEATURES.
This Policy has additional features that might interest you. These include:

o You can arrange to have money automatically sent to you each month while your Policy is still in the accumulation phase. Of course, you must pay taxes on money you receive. We call this feature Systematic Withdrawal Option.

o You can arrange to have a regular amount of money automatically invested in subaccounts each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

o AVLIC will automatically readjust the money between subaccounts periodically to keep the blend you select. We call this feature Portfolio Rebalancing.

o AVLIC will periodically reallocate the earnings (not the principal amount) among the subaccounts. We call this feature Earnings Sweep.

o Under certain medically related circumstances, AVLIC will give you your money without a withdrawal charge. We call this feature a Critical Needs Withdrawal.

These features are not available in all states and may not be suitable for your particular situation.

11.  INQUIRIES
If you need more information, please contact us at:

Ameritas Variable Life Insurance Company
5900 O Street
Lincoln NE 68510
800-745-1112

PROSPECTUS                                                          COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY


FLEXIBLE PREMIUM                              One Ameritas Way / 5900 "O" Street
VARIABLE ANNUITY POLICY                       P.O. Box  82550/Lincoln, NE  68501
--------------------------------------------------------------------------------


This Prospectus describes a Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). The Policy is a deferred annuity, designed to aid individuals in long-term financial planning, and provides for the accumulation of capital on a tax deferred basis for retirement or other long-term purposes. The Policy is offered to individuals on either a tax qualified or non-tax qualified basis. The minimum first year premium on a non-tax qualified policy is $2000 or more and the minimum subsequent premium payment is $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month.

Prior to the annuity date of the policy the accumulation value varies according to the value of the subaccounts and the Fixed Account. The annuitant will receive annuity payments on a fixed basis based on the assets supporting the
Policy and the option chosen. The owner has significant flexibility in determining the annuity date on which payments are scheduled to commence. Full withdrawals may be made at any time, elective and systematic partial withdrawals may be made, subject to certain restrictions, before the annuity date. Under certain circumstances withdrawals are subject to a contingent deferred sales charge and tax penalty. Any withdrawal amount may be paid in a lump sum or, if elected, all or part may be paid out under an annuity income option. Policy loans are available from policies purchased in 403(b) plans. The Policy provides the flexibility necessary to permit an owner to devise an annuity that best fits his or her needs.

Premium  payments  may be  allocated to the  Ameritas  Variable  Life  Insurance
Company Separate Account VA-2 ("Account") or to the Fixed Account. The Accumulation Value is allocated on the issue date of the Policy to one or more Subaccounts of the Account or to the Fixed Account. The Accumulation Value will be used to purchase accumulation units of the Subaccounts of the Account or the Fixed Account at the price next computed on the issue date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the Refund Privilege, your Accumulation Value will be allocated to the Money Market Subaccount. After the expiration of the 13-day period (see page 15) the accumulation value will be allocated to the Subaccounts or to the Fixed Account as selected by the Owner. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds (collectively, the "Funds"):
Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIPF" and "VIPF II"; collectively "Fidelity Funds"); the Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIPF, which is managed by Fidelity Management & Research Company ("Fidelity") offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management") offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co.") offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. This prospectus is accompanied by prospectuses for each of the Funds, which describe the investment objectives, policies and risk considerations relating to the respective portfolios. The Policy accumulation value will vary in accordance with the investment performance of the Subaccounts selected by the owner. Therefore, the owner bears the entire investment risk of monies placed in the Account under this Policy prior to the annuity date.

This Prospectus sets forth the information that a prospective investor should know before investing. A Statement of Additional Information about the Policy and the Account is available free by writing AVLIC at the address above or by calling a Client Service Representative at 1-800-745-1112. The Statement of Additional Information, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

This Prospectus Must Be Accompanied Or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust, and Morgan Stanley Universal Funds, Inc.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES REGULATORY AUTHORITY NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is May 1, 1997.


TABLE OF CONTENTS
Definitions...............................................................  3
Fee Table.................................................................  5
Questions and Answers About The Policy.................................... 10
Financial Statements...................................................... 13
Ameritas Variable Life Insurance Company and the Account.................. 14
Ameritas Variable Life Insurance Company.................................. 14
Ameritas Variable Life Insurance Company Separate Account VA-2............ 14
The Funds................................................................. 18
Investment Policies and Objectives of the Funds' Portfolios............... 19
Addition, Deletion or Substitution of Investments......................... 23
Fixed Account............................................................. 23
The Policy................................................................ 23
    Policy Application and Premium Payment................................ 24
    Allocation of Premium................................................. 24
    Accumulation Value.................................................... 25
    Value of Accumulation Units........................................... 25
    Transfers............................................................. 25
    Systematic Programs................................................... 26
    Owner Inquiries....................................................... 26
    Refund Privilege...................................................... 26
    Policy Loans.......................................................... 26
Charges and Deductions.................................................... 27
    Administrative Charges................................................ 27
    Mortality and Expense Risk Charge..................................... 27
    Contingent Deferred Sales Charge...................................... 28
    Taxes................................................................. 29
    Fund Investment Advisory Fees and Expenses............................ 29
Distributions Under the Policy............................................ 29
    Full and Partial Withdrawals.......................................... 29
    Critical Needs Withdrawals............................................ 29
    Annuity Date.......................................................... 30
    Death of Annuitant Prior to Annuity Date.............................. 30
    Guaranteed Minimum Death Benefit (GMDB) Rider......................... 30
    Election of Annuity Income Options.................................... 31
    Annuity Income Options................................................ 31
    Deferment of Payment.................................................. 32
General Provisions........................................................ 32
    Control of Policy..................................................... 32
    Annuitant's Beneficiary............................................... 32
    Change of Beneficiary................................................. 32
    Contestability........................................................ 33
    Misstatement of Age or Sex............................................ 33
    Reports and Records................................................... 33
Federal Tax Matters....................................................... 33
    Introduction.......................................................... 33
    Taxation of Annuities in General...................................... 34
Distribution of the Policies.............................................. 35
Third Party Services...................................................... 35
Safekeeping of the Account's Assets....................................... 35
Voting Rights............................................................. 35
Legal Proceedings......................................................... 36
Statement of Additional Information....................................... 36

The Policy, certain provisions, and certain portfolios are not available in all States.

THIS  PROSPECTUS  DOES NOT CONSTITUTE AN OFFERING IN ANY  JURISDICTION  IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER,  SALESMAN, OR OTHER PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS,  AND, IF GIVEN
OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCOUNT - Ameritas Variable Life Insurance Company Separate Account VA-2, a separate investment account established by AVLIC to receive and invest the premium paid under the Policy. The investment performance of the Account is kept separate from that of the general assets of AVLIC.

ACCUMULATION UNIT - A unit used to measure the value of the Policy prior to the annuity date.

ACCUMULATION VALUE - The value of all amounts accumulated under the Policy prior to the annuity date. On the Issue Date, the Accumulation Value is equal to the initial premium, less any premium tax, plus any interest credited based on the Money Market portfolio value as of the Policy Date.


ANNUITANT - The person upon whose life expectancy the Policy is written. The annuitant may also be the owner of the Policy.

ANNUITANT'S BENEFICIARY - The person to whom any benefits due upon death of the annuitant are paid. The annuitant's beneficiary is designated by the owner in the application. If changed, the annuitant's beneficiary is as shown in the latest change filed and recorded with AVLIC. If no annuitant's beneficiary survives the annuitant, the owner or the owner's estate will be the beneficiary. The interest of any annuitant's beneficiary is subject to that of any assignee.

ANNUITY DATE - The date on which annuity payments begin.

ANNUITY INCOME OPTION - One of several ways in which annuity payments may be made. Payments are based on the cash surrender value as of the annuity date, less any applicable premium taxes. The dollar amount of each annuity payment will not change over time, except in the case where the interest payment option is selected.

ANNUITY PAYMENT - One of a series of payments made under an annuity income option.

AVLIC ("We, Us, Our") - Ameritas Variable Life Insurance Company, a Nebraska stock company.

CASH SURRENDER VALUE - The amount available for full or partial withdrawal, which is the accumulation value less any withdrawal charge, and applicable premium taxes and, in the case of a full withdrawal, less the annual policy fee.

CONTINGENT DEFERRED SALES CHARGES - The charge assessed upon certain withdrawals and annuitizations to cover certain expenses relating to the sale of the Policies.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 3.5%. AVLIC may, at its sole discretion declare higher interest rates for amounts allocated or transferred to the Fixed Account.

EFFECTIVE DATE - The Valuation Date on which premiums are applied to purchase a Policy for the owner.


FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - Variable Insurance Products Fund ("VIPF"), Variable Insurance Products Fund II ("VIPF II") (collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), MFS Variable Insurance Trust ("MFS Trust") and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund") are the funds available for investment as of the date of this prospectus. In the future, additional funds may be added or subtracted by AVLIC as the available funding options. The Funds have one or more portfolios. There is a portfolio that corresponds to each of the Subaccounts of the Account.


ISSUE DATE - The date all financial, contractual and administrative requirements have been met to issue the policy. The free look period begins on this date.

JOINT ANNUITANT - Applicable in the context of annuity income options only, the person other than the annuitant who may be designated by the owner and on whose life annuity payments may also be based.

NET CASH SURRENDER VALUE - The cash surrender value less premium tax, if any, and less any outstanding policy loan.

NET PREMIUM - The premium payment less a percent of premium charge equal to the premium tax, if imposed by the state in which the policy is delivered.

NONQUALIFIED POLICIES - Policies that do not qualify for special federal income tax treatment.

OWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the owner. A collateral assignee is not the owner.

OWNER'S DESIGNATED BENEFICIARY - The person who may be designated by the owner and to whom Policy ownership passes upon the owner's death.

POLICY - The variable annuity policy offered by AVLIC and described in this Prospectus.

POLICY DATE - The date set forth in the Policy that is the date used to determine policy anniversary dates and policy years. Policy anniversaries are measured from the policy date. On the Issue Date, the Policy Date will be the date two days after AVLIC received the application and initial premium. If the Policy Date would fall on the 29th, 30th, or 31st of a month, the Policy Date will be set at the 28th day of that month.


POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.


PORTFOLIO - The separate investment portfolios of the Fidelity Funds, the Alger American Fund, the MFS Trust and the Morgan Stanley Fund. VIPF offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the
Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios.


PREMIUM PAYMENT - The minimum first year premium on a non-tax qualified policy is $2000 or more and the minimum subsequent premium payment is $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month.

QUALIFIED POLICIES - Policies purchased in connection with certain plans that qualify for special federal income tax treatment.

SATISFACTORY PROOF OF DEATH - All of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may require to establish the validity of the claim.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Fund.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of trading on the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of trading on the NYSE on the next succeeding valuation date.

FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES

This table is to assist the Owner to understand the various costs and expenses that the Owner will bear, directly and indirectly at both the Separate Account and portfolio level. The table does not include possible state premium taxes. Fee table information relating to the underlying funds was provided by the underlying funds. AVLIC has not independently verified such information.

   Sales Load Imposed on Purchases.......................................   0%
   Contingent Deferred Sales Charge - on premiums paid only (Maximum).... 6.0%


             YEAR          %               YEAR           %
               1...........6                 5............4
               2...........6                 6............3
               3...........6                 7............2
               4...........5                 8+...........0


   Surrender Fees.......................................................   0%
   Exchange Fee ........................................................   0%
   Transfer Fee (after 15 free transfers per policy year)...............   $10
   Annual Policy Fee (up to $40, currently $36, $30 in North Dakota, may
   be reduced or eliminated)............................................   $36

Separate Account Annual Expenses (as a percentage of average account value)
   Mortality and Expense Risk Fees......................................  1.25%
   Daily Administrative Fee (as a percentage of average account value)     .15%
   (See "Charges and Deductions", page 17).

FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1996, was as follows:


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
FIDELITY
Money Market                           .21%                               .09%                         .30%
Equity-Income                          .51%                               .05%                         .56%(1)
Growth                                 .61%                               .06%                         .67%(1)
High Income                            .59%                               .12%                         .71%
Overseas                               .76%                               .16%                         .92%(1)
Asset Manager                          .64%                               .09%                         .73%(1)
Investment Grade Bond                  .45%                               .13%                         .58%
Asset Manager:  Growth                 .65%                               .20%                         .85%(1)
Index 500                              .13%                               .15%                         .28%(2)
Contrafund                             .61%                               .10%                         .71%(1)

ALGER AMERICAN (3)
Growth                                 .75%                               .04%                          .79%
Income and Growth                     .625%                              .185%                          .81%
Small Capitalization                   .85%                               .03%                          .88%
Balanced                               .75%                               .39%                         1.14%
MidCap Growth                          .80%                               .04%                          .84%
Leveraged AllCap                       .85%                               .24%                         1.09%


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
MFS
Emerging Growth                        .75%                               .25%                         1.00%(4)
Utilities                              .75%                               .25%                         1.00%(4)
World Governments                      .75%                               .25%                         1.00%(5)
Research                               .75%                               .25%                         1.00%(4)
Growth With Income                     .75%                               .25%                         1.00%(4)

MORGAN STANLEY
Emerging Markets Equity(6)            1.25%                               .50%                         1.75%
Global Equity(7)                       .80%                               .35%                         1.15%
International Magnum(7)                .80%                               .35%                         1.15%
Asian Equity(7)                        .80%                               .40%                         1.20%
U.S. Real Estate(7)                    .80%                               .30%                         1.10%

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity Income Portfolio, .69% for Growth Portfolio, .93% for Overseas Portfolio, .74% for Asset Manager Portfolio, .74% for Contrafund Portfolio, and .87% for Asset Manger: Growth Portfolio.

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15% and .43% respectively, on an annualized basis.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively; Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.

(4) MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series, Utilities Series, Research Series, and Growth With Income Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1998, and 1.50% of the average daily net assets of the Series from January 1, 1999 through December 31, 2004; provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be .41% and 1.16%, respectively, for the Emerging Growth Series; 2.00% and 2.75%, respectively, for the Utilities Series; .73% and 1.48%, respectively, for the Research Series; and 1.32% and 2.07%, respectively, for the Growth With Income Series.

(5) MFS Co. has agreed to bear, subject to reimbursement, until December 31, 2004, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 1.28% and 2.03%, respectively.

(6) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, the management fee, other expenses, and total expenses would have been 1.25%, 4.92%, and 6.17%, respectively.

(7) This is an estimate of expenses for the fiscal year ending December 31, 1997. MSAM has agreed to a reduction in management fees and to reimburse each portfolio if necessary, if such fees would cause the total annual operating expenses to exceed the percentage indicated.

---------------


Example: If you surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets.

                                                        1 year          3 years          5 years          10 years
Money Market                                              $78             $116             $137             $209
Equity Income                                             $81             $124             $150             $236
Growth                                                    $82             $127             $155             $247
High Income                                               $82             $129             $158             $251
Overseas                                                  $84             $135             $168             $273
Asset Manager                                             $83             $129             $159             $253
Investment Grade Bond                                     $81             $125             $151             $238
Asset Manager: Growth                                     $84             $133             $165             $266
Index 500                                                 $78             $116             $136             $206
Contrafund                                                $82             $129             $158             $251

Alger American Growth                                     $83             $131             $162             $260
Alger American Income and Growth                          $83             $132             $163             $262
Alger American Small-Cap                                  $84             $134             $166             $269
Alger American Balanced                                   $87             $142             $179             $295
Alger American MidCap                                     $84             $133             $164             $265
Alger American Leveraged AllCap                           $86             $140             $177             $290
MFS Emerging Growth                                       $85             $137             $172             $281
MFS Utilities                                             $85             $137             $172             $281
MFS World Governments                                     $85             $137             $172             $281
MFS Research                                              $85             $137             $172             $281
MFS Growth With Income                                    $85             $137             $172             $281
Morgan Stanley Emerging Markets Equity                    $93             $160             $209             $353
Morgan Stanley Global Equity                              $87             $142             $180             $296
Morgan Stanley International Magnum                       $87             $142             $180             $296
Morgan Stanley Asian Equity                               $87             $143             $182             $300
Morgan Stanley U.S. Real Estate                           $86             $140             $177             $291

Example: If you annuitize your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment,  assuming 5% annual return on assets.
                                                         1 year          3 years          5 years         10 years

Money Market                                              $78              $56              $97             $209
Equity Income                                             $81              $64             $110             $236
Growth                                                    $82              $67             $115             $247
High Income                                               $82              $69             $118             $251
Overseas                                                  $84              $75             $128             $273
Asset Manager                                             $83              $69             $119             $253
Investment Grade Bond                                     $81              $65             $111             $238
Asset Manager: Growth                                     $84              $73             $125             $266
Index 500                                                 $78              $56              $96             $206
Contrafund                                                $82              $69             $118             $251
Alger American Growth                                     $83              $71             $122             $260
Alger American Income and Growth                          $83              $72             $123             $262
Alger American Small-Cap                                  $84              $74             $126             $269
Alger American Balanced                                   $87              $82             $139             $295
Alger American MidCap                                     $84              $73             $124             $265
Alger American Leveraged AllCap                           $86              $80             $137             $290
MFS Emerging Growth                                       $85              $77             $132             $281
MFS Utilities                                             $85              $77             $132             $281
MFS World Governments                                     $85              $77             $132             $281
MFS Research                                              $85              $77             $132             $281
MFS Growth With Income                                    $85              $77             $132             $281
Morgan Stanley Emerging Markets Equity                    $93             $100             $169             $353
Morgan Stanley Global Equity                              $87              $82             $140             $296
Morgan Stanley International Magnum                       $87              $82             $140             $296
Morgan Stanley Asian Equity                               $87              $83             $142             $300
Morgan Stanley U.S. Real Estate                           $86              $80             $137             $291

Example: If you do not surrender your contract at the end of the applicable time period you would pay the following expenses on a $1,000 investment,  assuming 5%
annual return on assets.
                                                        1 year          3 years          5 years         10 years
Money Market                                              $18              $56              $97             $209
Equity Income                                             $21              $64             $110             $236
Growth                                                    $22              $67             $115             $247
High Income                                               $22              $69             $118             $251
Overseas                                                  $24              $75             $128             $273
Asset Manager                                             $23              $69             $119             $253
Investment Grade Bond                                     $21              $65             $111             $238
Asset Manager: Growth                                     $24              $73             $125             $266
Index 500                                                 $18              $56              $96             $206
Contrafund                                                $22              $69             $118             $251
Alger American Growth                                     $23              $71             $122             $260
Alger American Income and Growth                          $23              $72             $123             $262
Alger American Small-Cap                                  $24              $74             $126             $269
Alger American Balanced                                   $27              $82             $139             $295
Alger American MidCap                                     $24              $73             $124             $265
Alger American Leveraged AllCap                           $26              $80             $137             $290
MFS Emerging Growth                                       $25              $77             $132             $281
MFS Utilities                                             $25              $77             $132             $281
MFS World Governments                                     $25              $77             $132             $281
MFS Research                                              $25              $77             $132             $281
MFS Growth With Income                                    $25              $77             $132             $281
Morgan Stanley Emerging Markets Equity                    $33             $100             $169             $353
Morgan Stanley Global Equity                              $27              $82             $140             $296
Morgan Stanley International Magnum                       $27              $82             $140             $296
Morgan Stanley Asian Equity                               $27              $83             $142             $300
Morgan Stanley U.S. Real Estate                           $26              $80             $137             $291

The examples assume an average $30,000 annuity investment. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown and will vary according to the portfolio(s) selected.

QUESTIONS AND ANSWERS ABOUT THE POLICY

NOTE: The following section contains brief questions and answers about the Policy. Reference should be made to the body of this Prospectus for more detailed information. With respect to qualified policies, it should be noted that the requirements of a particular retirement plan, an endorsement of the Policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on premiums, withdrawals, distributions, or benefits, or on other provisions of the Policies, and this Prospectus does not describe any such limitations or restrictions. See "Federal Tax Matters," page
23. Also "you" or "your" refers to the owner; "we" "us" or "our" refers to Ameritas Variable Life Insurance Company.


1.     WHAT IS THE PURPOSE OF THE POLICY?
       The Policy seeks to allow you to accumulate funds based on the investment experience of the assets underlying the Policy, in the Account or the Fixed Account, on a tax-deferred basis. Annuity payments are payable to the annuitant on the annuity date. Once payments commence under an annuity income option, the annuity payments do not depend on the investment experience of the Policy's underlying assets. Instead, the amount of the payments is set as of the annuity date and does not change over the annuity payment period, unless an interest payment option is selected. The Policy may be purchased on a non-tax qualified basis ("nonqualified policy.") The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy"). The owner can allocate premium payments to one or more Subaccounts of the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Subaccounts"), each of which will invest in a corresponding portfolio of the Funds, or to the Fixed Account. Because the accumulation value depends on the investment experience of the selected Subaccounts, the owner bears the investment risk under this Policy for monies placed in Subaccounts prior to the annuity date.

2.     WHAT IS AN ANNUITY AND WHAT ANNUITY OPTIONS ARE AVAILABLE?
       An annuity provides for a series of periodic payments beginning on the annuity date, based on the net cash surrender value on the annuity date, to be paid to the annuitant. The owner may select from a number of annuity income options, including annuity payments for the life of an annuitant (or an annuitant and another person, the joint annuitant) with or without a guaranteed number of annuity payments, or for a designated period, for a designated amount, or for an interest payment option. The annuity payments remain the same throughout the payment period, unless an interest payment option is selected.

       The owner also has some flexibility in choosing the annuity date; however, without AVLIC's prior approval, payments must begin no later than the policy anniversary nearest the annuitant's 95th birthday (90th in Oregon). (See "Annuity Date," page 20 and "Annuity Income Options," page 21).

3.     WHAT TYPES OF INVESTMENTS UNDERLIE THE ACCOUNT?
       Currently, the assets supporting the Policies prior to the annuity date are invested exclusively in shares of the Funds or in the Fixed Account. VIPF offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager:
       Growth, Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios: Alger American Growth, Alger American
       Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. Each of the twenty-six Subaccounts of the Account invests solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds," page 11).

4.     INVESTMENTS IN THE FIXED ACCOUNT.
       Net premium payments allocated to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Owners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher "declared rates". (See "Fixed Account," page 14).

5.     HOW DO I PURCHASE A POLICY?
       You may purchase a Policy on a tax qualified or non-tax qualified basis. The minimum first year premium on a non-tax qualified policy is $2000 or more and minimum subsequent premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic or at AVLIC's discretion. The minimum initial and subsequent premium for a tax qualified policy purchased in a periodic payment plan is $50 per month. The total of all premium payments made under AVLIC annuity contracts having the same annuitant may not exceed $1,000,000 without AVLIC's prior approval. (See "Policy Application and Premium Payment," page 15).

6.     HOW MAY I ALLOCATE THE PREMIUM PAYMENT?
       On the effective date of the Policy, the Net Premium paid is allocated in accordance with allocation instructions designated by the Owner in the application. If state law requires return of premium payment pursuant to the Refund Privilege, the Net Premium will be allocated to the Money Market Subaccount, and thirteen days after the issue date, the accumulation value is allocated among the Subaccounts or Fixed Account in accordance with the allocation instructions. All allocations will be automatically allocated to the Money Market Subaccount, unless the Owner specifies in the application that allocations are to be made to other Subaccounts. (See "Allocation of Premium," page 15).

7.     CAN I TRANSFER AMOUNTS?
       Transfers of the accumulation value among the Subaccounts of the Account and/or the Fixed Account can be made 15 times each policy year without charge. A transfer charge may be imposed each additional time amounts are transferred between the Subaccounts and/or the Fixed Account. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The maximum transfer charge is $10.00 per transfer. Transfers must be at least $250, or, if less, the entire value of the Subaccount or the Fixed Account from which the transfer is made. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a transfer is $100.00. Any amount below this minimum must be included in the amount transferred. Transfers of up to the greater of: 25% of the accumulation value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 may be made out of the Fixed Account during the 30 day period following the yearly anniversary date of the policy. (See "Transfers," page 16).

8.     CAN I GET TO MY MONEY IF I NEED IT?
       All or part of the accumulation value of the Policy may be withdrawn before the earlier of the annuitant's death or the annuity date. Policy loans are available from policies purchased in 403(b) plans. The withdrawal right may be restricted by Section 403(b)(11) of the IRS code, if the annuity is used in connection with a Section 403(b) retirement plan. Amounts withdrawn may also be subject to a contingent deferred sales charge depending upon the size of the withdrawal, the Policy accumulation value, and the time since the Policy premiums were deposited. A Owner may, without a contingent deferred sales charge, withdraw the greater of 10% of the policy accumulation value or that portion of the policy accumulation value that exceeds the total premiums deposited. Thereafter, unless waived, a contingent deferred sales charge is assessed only on premiums paid based upon the number of years since the premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited. (See "Contingent Deferred Sales Charge," page 18). WE GUARANTEE THAT THIS CHARGE WILL NOT BE INCREASED. In addition, upon a full withdrawal, the owner will be assessed the annual policy fee. (See "Administrative Charges," page 17). Certain withdrawals may also be subject to a federal penalty tax as well as federal income tax. (See, "Federal Tax Matters," page 23). Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

9.     WHAT ARE THE CHARGES UNDER MY POLICY?

       In order to permit investment of the net premium payment, we currently do not deduct sales charges at the time of investment. However, unless waived, a contingent deferred sales charge, as described above, is imposed on certain full or partial withdrawals of the Policies and annuitization to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. (See "Contingent Deferred Sales Charge," page
       18). We will, when taxes, including premium taxes, are imposed by state law upon the receipt of the premium payment, deduct such taxes on receipt of the payment. If, instead, premium taxes are imposed upon annuitization or withdrawals, such taxes will be deducted at that time. (See "Taxes," page 19). In addition, a daily charge at the annual rate of .15% of the average daily net assets is charged as an administrative fee to cover administration expenses, and the Owner may be charged a $10.00 per transfer fee after the 15 free transfers each policy year.
       (See "Administrative  Fee," and "Transfers," pages 18 and 16).   Certain
       other charges are deducted under the Policy to cover administrative expenses of operating the Policy and mortality and expense risks. These charges include a daily charge at the annual rate of 1.25% of average daily net assets of the Account plus an annual charge which is currently $36.00, $30.00 in North Dakota (maximum of $40. The annual charge may be reduced or eliminated.) Mortality and expense risk charges and the administrative fee are not charged against the Fixed Account. (See "Mortality and Expense Risk Charge" and "Annual Policy Fee," pages 18 and 17).

10.    WHAT HAPPENS IF THE ANNUITANT DIES BEFORE THE ANNUITY DATE?
       In the event that the annuitant dies prior to the annuity date, upon satisfactory proof of death, the death benefit or, if available, the Guaranteed Minimum Death Benefit, becomes payable. The death benefit may be paid as either a lump sum cash benefit or under an annuity income option. (See "Death of Annuitant Prior to Annuity Date," page
       20).

11.    WHAT HAPPENS IF THE OWNER DIES BEFORE THE ANNUITY DATE?
       In the event that the owner dies prior to the annuity date, his or her entire interest in the Policy will be distributed within five years after the date of death. If the person to whom ownership passes, the owner's designated beneficiary, chooses to take his or her interest as an annuity, to be paid to himself or herself or for his or her benefit, then under certain circumstances, that portion is treated as distributed on the date distributions begin. Special rules apply where the owner's designated beneficiary is the surviving spouse of the deceased owner. (These provisions are described in greater detail in the Statement of Additional Information - see "IRS Required Distributions," page 7 ).

12.    CAN THE POLICY BE RETURNED AFTER IT IS DELIVERED?
       The owner is granted a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period specified on the policy form, which is within 10 days after the owner receives the Policy, unless the particular state in which the Policy is sold requires a longer period. If allowed by state law, the amount of the refund will equal the premiums paid less withdrawals, adjusted by investment gains and losses. Otherwise the amount of the refund will be equal to the gross premiums paid less withdrawals. All Individual Retirement Annuity refunds will be a return of premium payment (See "Refund Privilege," page 17).

13.    WHO DO I CALL IF I HAVE QUESTIONS ABOUT MY ANNUITY?
       Any questions about procedures or your Policy will be answered by us at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska, 68501, or by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name. In addition, confirmations will be mailed to the owner for any transactions that take place, and an annual report will be sent once each policy year showing the accumulation value in each Subaccount, and any charges, transfers or withdrawals during the year.

FINANCIAL STATEMENTS

The financial statements for AVLIC and the Account (as well as the auditors' report thereon) are in the Statement of Additional Information. The Separate Account additionally funds variable annuity contracts not offered by this prospectus which have unit values not applicable to the contracts offered by this prospectus.

ACCUMULATION UNIT VALUES

Following are the accumulation unit values for the Subaccounts as of May 3, 1996, when contracts offered by this prospectus were first sold, December 31, 1996. The number of outstanding accumulation units in each Subaccount as of December 31, 1996 are also shown.


Accumulation Unit Value                                                              Number of Accumulation Units
as of:                                                                               Outstanding as of:

                                     May 3, 1996            December 31, 1996        December 31, 1996
                                   ----------------         -----------------        -----------------
Money Market......................       1.00                     1.026                15,869,778.333
Equity-Income.....................      19.14                    20.839                   551,718.634
Growth............................      29.37                    30.857                   226,023.653
High Income.......................      11.49                    12.407                   299,530.417
Overseas..........................      17.65                    18.670                   172,406.380
Asset Manager.....................      15.18                    16.778                   258,707.467
Inv. Grade Bond...................      11.45                    12.130                   172,451.380
Asset Manager Growth..............      12.01                    13.611                    86,482.891
Index 500.........................      76.17                    88.329                    64,446.927
Contrafund........................      14.54                    16.411                   519,665.283
Alger American Growth.............      32.93                    34.999                   160,462.146
Income and Growth.................      18.34                    21.100                    93,065.918
Small Cap.........................      43.60                    40.681                   171,379.211
Balanced..........................      14.19                    14.891                    82,765.699
MidCap............................      21.56                    21.555                   306,351.796
Leveraged AllCap..................      19.53                    19.353                   134,998.680
MFS Emerging Growth...............      13.00                    13.231                   587,316.940
MFS Utilities.....................      12.56                    14.768                   162,085.914
MFS World Governments.............       9.96                    10.495                    45,205.346
MFS Research*.....................         -                        -                          -
MFS Growth With Income*...........         -                        -                          -
Emerging Markets Equity*..........         -                        -                          -
Global Equity*....................         -                        -                          -
International Magnum*.............         -                        -                          -
Asian Equity*.....................         -                        -                          -
U.S. Real Estate*.................         -                        -                          -

* No activity prior to December 31, 1996.

AVLIC AND THE ACCOUNT

AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 10 of the Statement of Additional Information.

AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.


On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly-owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met.

Ameritas Life and its subsidiaries had total assets at December 31, 1996 of over $2.9 billion. AmerUs Life had total assets as of December 31, 1996 of over $4.3 billion.


AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a National Rating Agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.



AVLIC may publish in advertisements and reports to the Owners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further, AVLIC may publish charts and other information concerning asset allocation, dollar cost averaging, portfolio rebalancing, earnings sweep, tax deference and other investment methods and programs.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-2

AVLIC established the Ameritas Variable Life Insurance Company Separate Account VA-2 (the "Account") on May 28, 1987, under Nebraska law as a separate investment account. This Account holds assets that are segregated from all of AVLIC's other assets and are not chargeable with liabilities arising out of any other business AVLIC may conduct. Income, gains, or losses of the Account are credited without regard to other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business all obligations arising under the policies are liabilities of AVLIC who will at all times maintain assets in the Account with a total market value at least equal to the reserve and other contract liabilities for the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, AVLIC may, from time to time, withdraw the assets available to cover general account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

THE FUNDS
There are currently twenty-six Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the VIPF, VIPF II, The Alger American Fund, the MFS Fund and the Morgan Stanley Universal Funds (collectively the "Funds".) Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include The High Income, Equity-Income, Asset Manager: Growth, Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the Overseas Portfolio of VIPF and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

FIDELITY FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                     OBJECTIVE
Money Market1              High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                           instruments of domestic and foreign Issuers.            income as is consistent with preserving
                           (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.

Equity-Income1             At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                           stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                           convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                   yield of the Standard & Poor's 500 Composite
                                                                                   Stock Price Index.

Growth1                    Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                           both  well-known established companies and smaller,     investing primarily in common stocks.
                           less-known companies,  although the investments  are
                           not  restricted  to any one  type   of   security.
                           Dividend income will only be  considered  if it might
                           have an effect on stock values.

High Income1               At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                           securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                           stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                           in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                   securities and restricted securities.

Overseas1                  At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                           outside  of  North America.  Most issuers will be       through investments in foreign securities.
                           located in developed  countries in the Americas, the
                           Far East  and  Pacific  Basin,  Scandinavia  and
                           Western Europe.  While  the primary purchases will be
                           common stocks, all types of securities may be
                           purchased.

Asset Manager2             Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                           (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                           and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed-income securities.

Investment                 A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond2                securities with a dollar weighted average maturity      consistent with the preservation of capital.
                           of less than ten years.

Asset Manager:             Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth2                    purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                   short-term instruments and other investments.

Index 500 2                At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                           $20 million) in equity securities of companies that     total return of common stocks of companies that
                           compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                           short-term debt securities for cash management
                           purposes and uses various investment techniques, such
                           as futures contracts, to adjust its exposure to the
                           Standard & Poor's 500.

Contrafund2                Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                           securities convertible into common stock of companies
                           believed to be undervalued due to an overly
                           pessimistic appraisal by the public.

         1 VIPF
         2 VIPF II

ALGER
AMERICAN FUND

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Growth                     The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                           whose securities are traded on domestic stock
                           exchanges or in the  over-the-counter market. Except
                           during temporary defensive periods, the Portfolio will
                           invest at least 65% of its total assets in the
                           securities of companies that have a  total market
                           capitalization of $1 billion or greater.

Income and                 The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                     assets, and except during temporary defensive periods,   income to the extent consistent with prudent
                           it is a fundamental policy of the Portfolio to           investment management.  Capital appreciation
                           invest, at least 65% of its total assets in dividend     is a secondary objective of the Portfolio.
                           paying equity securities.


Small Capitalization       Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invest at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies
                           included in the Russell 2000 Growth Index or the S& P
                           SmallCap 600 Index, updated quarterly.  The Portfolio
                           may invest up to 35% of its total assets in equity
                           securities of  companies that, at the time of purchase,
                           have total market capitalization outside the range of
                           companies included in those Indexes and in excess of
                           that amount (up to 100% of its assets) during
                           temporary defensive periods.

Balanced                   The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                           and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                           securities  as  well  as  securities  convertible        and fixed income securities, with emphasis
                           into common stocks.  Except during defensive periods,    on income producing securities which appear to
                           it is anticipated that 25% of the portfolio assets       have some potential for capital appreciation.
                           will be invested in fixed income senior securities.

MidCap Growth              Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies included
                           in the S&P MidCap 400 Index, updated quarterly.
                           The S&P MidCap 400  Index is designed to track the
                           performance of medium capitalization companies.  The
                           Portfolio may invest up to 35% of its  total assets
                           in securities that, at the time of purchase, have
                           total market capitalization outside the range of
                           companies included in the S&P MidCap 400 Index and in
                           excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Leveraged AllCap           Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                           securities of companies of any size, except during
                           defensive  periods.  May  purchase  put and call
                           options and sell covered  options to  increase  gain
                           and to hedge.  May enter into  futures contracts and
                           purchase and sell options on  these  futures
                           contracts.  May also borrow money for purchase of
                           additional securities.


MFS FUNDS
PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series     At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                           securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                           may be invested in  foreign  securities not including
                           ADRs.

Utilities Series           At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                           invested  in  equity and debt securities of both         that available from a portfolio invested
                           domestic and foreign companies in the  utilities         entirely in equity securities).
                           industry.  Normally,   not  more  than  35%  will  be
                           invested  in  equity  and   debt securities of
                           issuers in other industries,  including   foreign
                           securities, emerging market securities and non-dollar
                           denominated securities.

World Governments Series   At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                           securities.   May invest up to 100%  of  assets  in      future income.
                           foreign securities, including emerging market
                           securities.

Research Series            Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                           into common  stocks of companies believed to possess     and future income.
                           better than average prospects for long-term  growth.
                           Up to 10% may be invested in  non-investment
                           grade  debt;  up to 20% may be  invested  in  foreign
                           securities (including emerging market issues.)

Growth With Income Series  At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
                           stocks or  securities convertible into common stocks     long-term growth of capital and income.
                           of companies  believed to have  long-term prospects
                           for growth and  income. Expects  to  invest not  more
                           than 15% in foreign securities (including emerging
                           market issues.)


MORGAN STANLEY
FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Emerging Markets Equity    Invests primarily in equity securities of emerging       Long-term capital appreciation.
                           market country issuers with a focus on those countries
                           whose economies the portfolio's adviser believes to
                           be developing strongly and in which markets are
                           becoming more sophisticated.

Global Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           issuers throughout the world, including  U.S.
                           issuers and emerging market countries, using an
                           approach that is oriented to the selection of
                           individual stocks that the portfolio's adviser
                           believes are undervalued.

International Magnum       Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           non-U.S. issuers, generally in accordance with
                           weightings determined by the portfolio's adviser, in
                           countries comprising the Morgan Stanley Capital
                           International Europe, Australia, Far East Index,
                           commonly known as the "EAFE Index."

Asian Equity               Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           Asian   issuers,    excluding Japan, using an
                           approach that is oriented  to the  selection  of
                           individual stocks believed  by  the portfolio's
                           adviser to be undervalued.

U.S. Real Estate           Invests primarily in equity securities of companies      Above-average current income and long
                           primarily engaged in the U.S. real estate industry,      term capital appreciation.
                           including real estate investment trusts.


Each portfolio pays its manager a monthly fee for managing its investments and business affairs. In addition, each portfolio's total operating expenses will include fees for shareholder services and other expenses, such as custodial, legal, accounting, and other miscellaneous fees. (See "Fee Table" page 4). A complete description of the expenses, fees, and charges of the portfolios is found in the Funds' prospectuses and Statements of Additional Information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and if necessary, after notice to and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other Policies or permit a conversion between Policies upon request by the owners.

AVLIC also reserves the right, in its sole discretion, to establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company having a specified investment objective. AVLIC may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing owners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of owners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of owners or other persons who have voting rights as to the Account. The owner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account, subject to certain restrictions. (See "Transfers," page 16.)

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act.

We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 3.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account. ("Declared Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest for a 12-month period on the amount transferred or allocated at the rate declared effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.

THE POLICY

The Policy is a variable annuity policy. The rights and benefits of the Policy are described below and in the policy form;

however, AVLIC reserves the right to make any modification to conform the Policy to, or to give the owner the benefit of, any federal or state statute or any rule or regulation thereunder.

The policy may be purchased on a non-tax qualified basis ("nonqualified policy"). The Policy may also be purchased in connection with certain plans qualifying for favorable federal income tax treatment ("qualified policy").

POLICY APPLICATION AND PREMIUM PAYMENT

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). The application to purchase a non-qualified annuity must be submitted with an initial premium payment of not less than $2,000 unless other provisions for payment of the $2,000 premium are made. An application to purchase an annuity in qualified plans may be submitted with initial monthly premiums of as little as $50 in periodic payment plans providing for $600 in premiums per year. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason. After the Policy is issued, an owner of a policy in a non-qualified plan may make additional premium payments of $500 or more. Smaller premium payments may be accepted on Bank-O-Matic in tax-qualified plans or at AVLIC's discretion. Also, AVLIC has the right not to accept total premiums greater than $1,000,000, or a premium payment where the total premium payments made under AVLIC annuity contracts having the same annuitant exceed $1,000,000. If the application and initial premium payment can be accepted in the form received, the initial premium payment will be applied to the purchase of a Policy within two business days after receipt by AVLIC at its Home Office. In those instances where other provisions for the payment of the initial premium are made, the initial premium will be applied after the application has been accepted and within two business days after AVLIC has received the initial premium in its Home Office in Federal Funds. The date that the initial premium is applied to the purchase of the Policy is the effective date of the Policy.

If an incomplete application is received, AVLIC will request the information necessary to complete the application. Once the application is completed and the initial premium received, the initial premium payment will be applied to the purchase of a Policy within two business days. If after five business days after its receipt with the initial premium the application remains incomplete, AVLIC will return the applicant's premium payment unless it obtains the applicant's permission to retain the premium payment pending completion of the application.


The policy date is used to determine policy anniversary dates and policy years. On the Issue Date, the Policy Date will be the date two days after AVLIC received the application and initial premium. If the Policy Date would fall on the 29th, 30th, or 31st of a month, the Policy Date will be set at the 28th day of that month.


ALLOCATION OF PREMIUM

In the application for a Policy, the owner allocates the net premium to one or more Subaccounts of the Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%.

On the Issue Date, the policy's Accumulation Value will be based on the Money Market Subaccount value as if the Policy had been issued and the initial Net Premium invested within two Valuation Dates of receipt by AVLIC of the application and initial premium.

The Accumulation Value is allocated on the issue date of the Policy to one or more Subaccounts of the Account or to the Fixed Account. The Accumulation Value will be used to purchase accumulation units of the Subaccounts of the Account or the Fixed Account at the price next computed on the issue date.

If state or other applicable law or regulation requires return of at least your premium payments should you return the Annuity pursuant to the Refund Privilege, your Accumulation Value will be allocated to the Money Market Subaccount. Thirteen days after the issue date, the accumulation value of the Policy will be allocated among the Subaccounts, or to the Fixed Account, as selected by the owner in the application.


All allocations will be automatically allocated to the Money Market Subaccount, unless the Owner specifies in the application that allocations are to be made to other Subaccounts.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts and the owner bears the entire investment risk. This will affect the Policy's cash surrender value which on the annuity date affects the level of annuity payments payable. Owners should periodically review their allocation of values in light of market conditions and overall financial planning requirements.


ACCUMULATION VALUE

The accumulation value of the policy is equal to the total premiums received, reduced by any applicable premium taxes, as affected by charges, withdrawals, and the investment experience of the designated Subaccounts and the interest earned in the Fixed Account.

On the effective date, the accumulation value of the Policy is equal to the initial premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the Policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units of each Subaccount credited to the Policy by the current value of an accumulation unit for each Subaccount and by adding the amount in the Fixed Account. The current value of an accumulation unit reflects the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the Policy is decreased by the annual policy fee, any withdrawals, and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals as well as the deduction of any applicable charges under the Policy.

VALUE OF ACCUMULATION UNITS

The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the Policy for mortality and expense risks, the daily charge under the policy for the administrative fee, and, if applicable, any federal and state income tax charges.

TRANSFERS

Accumulation value may be transferred among the Subaccounts and/or the Fixed Account 15 times each policy year without charge. A transfer charge of $10.00 may be imposed each additional time amounts are transferred between Subaccounts and/or the Fixed Account. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. Accumulation values may also be transferred from the Subaccounts of the separate account to the Fixed Account without limitation. Transfers of up to the greater of: 25% of the accumulation value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000 may be made from the Fixed Account to the various Subaccounts during the 30 day period following the yearly anniversary date of the policy. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. AVLIC will effect transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received at the Home Office.

The privilege to initiate transactions by telephone will be made available to Owners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Owner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

The registered representative noted on your application will have the authority to initiate telephone transfers. If you do not wish your registered representative to have this authority, you must specify this in the application.

Transfers may be subject to additional limitations at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.


SYSTEMATIC PROGRAMS

AVLIC  may  offer  systematic   programs  as  discussed   below.   Transfers  of
Accumulation   Value  made  pursuant  to  these  programs  will  be  counted  in determining whether the transfer fee applies. All other normal transfer restrictions, as described above, apply. There is no separate charge for participation in these programs at this time.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account, on a systematic basis, in accordance with allocation instructions specified by the Owner. The Fixed Account can not be used in this program.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). When dollar cost averaging is permitted from the Fixed Account, no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established may be transferred each month.


EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.


OWNER INQUIRIES

Inquiries should be addressed to Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501 or made by calling 1-800-745-1112. All inquiries should include the policy number and the owner's name.

REFUND PRIVILEGE

The owner is given a period of time to examine a Policy and return it for a refund. The owner may cancel the Policy within the period of time stated on the policy form, which is 10 days after receipt of the Policy, unless state law requires a longer period of time. In states that permit it to do so, AVLIC will refund the Accumulation Value calculated on the date AVLIC receives the Policy and refund request. This amount may be more or less than the premium payments made. In other states, the refund is equal to the greater of the premiums paid or the premiums adjusted by investment gains and losses. All Individual Retirement Annuity or custodial IRA annuity refunds will be a return of premium payment. To cancel the Policy, the owner should mail or deliver it to AVLIC at the Home Office. A refund, if the premium was paid by check, may be delayed until the check has cleared the owner's bank.


POLICY LOANS

After the first policy anniversary the Owner of a policy purchased in a 403(b) qualified plan may borrow up to the lesser of: $50,000 (including all loans outstanding during the preceding year); or 50% of the cash surrender value of the policy; or 50% of the present value of the non-forfeitable accrued benefits of the owner under the policy. One loan may be taken each year and the minimum initial loan amount is $2,500. The loans usually are funded within 7 days of the receipt of a written request. Any outstanding loan balance will be deducted from policy proceeds payable due to death, surrender, or upon annuitization.

All loans must be repaid within five years with substantially level amortized payments made at least quarterly. Repayment for loans to purchase a dwelling to be used, within a reasonable time, as a residence may be made over a longer period. If any repayment due under the loan is unpaid for ninety (90) days, the balance will become due without notice. The loan will be repaid by deducting the balance and any applicable charges and taxes from the accumulation value.

The current loan interest rate will be 7.5% and is guaranteed not to exceed 8% per annum. When a loan is made, accumulation values equal to the amount of the loan will be transferred from the Account and/or Fixed Account to the General Account of AVLIC as security for the indebtedness. The Owner is currently earning 4.5% and is guaranteed to earn 3.5% on the amount securing the indebtedness. The accumulation values transferred out of the Account will be allocated among the subaccounts or Fixed Account as instructed by the Owner when the loan is requested. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the subaccounts or the Fixed Account. Upon repayment of the loan, the transfers back into the Account or Fixed Account will be allocated in accordance with the allocation instructions in effect when the payments are made.

The loans to Owners of a policy purchased in 403(b) qualified plans will be considered distributions from the policy and subject to taxation unless the requirements of IRS Code Section 72(p), including repayment, are met. In addition policies purchased in plans subject to ERISA may be subject to ERISA requirements. AVLIC may refuse to make a loan which violates these requirements. AVLIC may be required to report the loan as income to the Owner if the loan violates the IRS requirements or is not repaid according to the IRS requirements and the loan terms. This provision is not available in all states.

CHARGES AND DEDUCTIONS

Charges will be deducted periodically from the accumulation value of the Policy to compensate AVLIC for, among other things: (1) issuing and administering the Policy; (2) assuming certain risks in connection with the Policy; and (3) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

No deductions are made from the premium payments before they are allocated to the Account or Fixed Account, unless taxes are imposed by state law upon the receipt of a premium payment. In that case AVLIC will deduct the premium tax due when the premiums are received. Other charges, such as transfer and contingent deferred sales charges, may be levied upon, respectively transfers or withdrawals or, in some cases, upon annuitization or withdrawals, as described more fully below.


ADMINISTRATIVE CHARGES

ANNUAL POLICY FEE. An annual policy fee of up to $40.00 (currently $36.00, $30.00 in North Dakota) is deducted from the accumulation value on the last valuation date of each policy year or upon a full withdrawal. This charge reimburses AVLIC for the administrative costs of maintaining the Policy on AVLIC's system.

From time to time AVLIC may reduce the amount of the annual policy fee. AVLIC may do so when annuities are sold to individuals or a group of individuals in a manner that reduces the administrative costs of policy maintenance. AVLIC would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of premium payments; and/or (d) other transactions where maintenance and/or administrative expenses are likely to be reduced.

Any elimination of the annual policy fee will not discriminate unfairly between Annuity purchasers. AVLIC will not make any changes to this charge where prohibited by law.

ADMINISTRATIVE FEE. A daily charge equal to an annual rate of .15% of the accumulation value is calculated. This charge is subtracted when determining the daily accumulation unit value. No administrative fee is imposed on the Fixed Account. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the Policies and ongoing administrative expenses incurred in connection with servicing and maintaining the Policies. These expenses include the cost of processing the application and premium payments, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims and overhead.

AVLIC does not expect to make a profit on the charges for the annual policy and daily administrative fees.

MORTALITY AND EXPENSE RISK CHARGE

AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the Policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the Policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and risk expense charge is imposed on the Fixed Account.

The mortality risk borne by AVLIC under the Policies, assuming the selection of one of the forms of life annuities, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Policies) regardless of how long all annuitants may live. This undertaking assures that neither an annuitant's own longevity, nor an improvement in life expectancy greater than expected, will have any adverse effect on the monthly annuity payments the annuitant will receive under the Policy. It therefore relieves the annuitant from the risk that he will outlive the funds accumulated for retirement. In addition, AVLIC bears a mortality risk under the Policies, regardless of the annuity option selected, in that it guarantees the purchase rates for the annuity income options available under the Policy and it guarantees the death benefit of the Policy prior to the annuity date to be the greater of the accumulation value or the premium payments made, or, where available, the Guaranteed Minimum Death Benefit. These risks are AVLIC's. The expense risk undertaken by AVLIC, with respect to the Account, is that the deductions for administrative costs under the Policies may be insufficient to cover the actual future costs incurred by AVLIC for providing policy administration services.

If the contingent deferred sales charge on withdrawals is insufficient to cover the distribution expenses, the deficiency will be met from AVLIC's general account funds, including the amount derived from the charge levied for mortality and expense risks.


CONTINGENT DEFERRED SALES CHARGE

Since no deduction for a sales charge is made from the premium payment, unless waived, a contingent deferred sales charge is imposed on certain partial and full withdrawals and upon certain annuitizations to cover certain expenses relating to the distribution of the Policy, including commissions to registered representatives and other promotional expenses. No charge is assessed for the withdrawal, in a Policy Year, of the greater of 10% of the policy accumulation value or that portion of the accumulation value that exceeds the total premiums deposited. The contingent deferred sales charge is assessed only on premiums paid based upon the number of years since premiums withdrawn were paid, on a first paid, first withdrawn basis. The contingent deferred sales charge is a maximum of 6% of the premium payment withdrawn and grades to 0% after the seventh year after the withdrawn premiums were deposited.

Those annuitants whose policies have been in force for at least one year and meet certain conditions may make withdrawals without surrender charges. (See "Critical Needs Withdrawals," page 19).

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, which are subject to a contingent deferred sales charge, the contingent deferred sales charge will be expressed as a percentage of the premium payments withdrawn or annuitized as follows:


                Year        %            Year        %
                  1.........6              5.........4
                  2.........6              6.........3
                  3.........6              7.........2
                  4.........5              8+........0


In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the Policy. The charge will be allocated pro rata among the Subaccounts (or the Fixed Account) based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. A contingent deferred sales charge will not be assessed on premium payments withdrawn at least two years after deposit, if withdrawn and applied under annuity income option c or d. (See "Annuity Income Options," page 21).

Full or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

TAXES

AVLIC will, where such taxes are imposed by state law of the Owner's residence as made known to AVLIC upon the receipt of a premium payment, deduct premium taxes. If instead, premium taxes are imposed upon annuitization or withdrawals by said state, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the owner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts. The owner will be notified of any applicable premium taxes. Owners are responsible for informing AVLIC in writing of changes of residence.

Under present laws, AVLIC will incur state or local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant; thus, AVLIC is not currently making a charge. If they increase, however, AVLIC may make charges for such taxes. Such charges would be deducted from the accumulation unit value.

AVLIC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters," page 23). Based upon these expectations, no charge is being made currently to the Account for corporate federal income taxes which may be attributable to the Account.

AVLIC will periodically review the question of a charge to the Account for corporate federal income taxes related to the Account. Such a charge may be made in future years for any federal income taxes incurred by AVLIC. This might become necessary if the tax treatment of AVLIC is ultimately determined to be other than what AVLIC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in AVLIC's tax status. In the event that AVLIC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policy, the accumulation unit value would be correspondingly adjusted by any provision or charge for such taxes.


FUND INVESTMENT ADVISORY FEES AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the value of Funds' shares and, therefore, the investment advisory fees and other expenses incurred by the Funds. A complete description of the expenses and deductions from the Funds' portfolios is found in the Funds' prospectuses and Statements of Additional Information.

AVLIC may receive administrative fees from the investment advisers of certain funds.

DISTRIBUTIONS UNDER THE POLICY

FULL AND PARTIAL WITHDRAWALS

The owner may make elective and systematic partial withdrawals or a full withdrawal of the Policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. The withdrawal right may be restricted by Section 403(b)(11) of the IRS Code and, should the withdrawal be an eligible rollover distribution from a qualified plan or an annuity in a 403(b) plan, it will be subject to a mandatory 20% withholding under the IRS Code unless the distribution is paid directly by AVLIC into an eligible retirement plan in a direct rollover. (See "Federal Tax Matters," page
23). No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for full or partial withdrawal ("cash surrender value") is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option. (See "Annuity Income Options," page 21).

CRITICAL NEEDS WITHDRAWALS. Annuitants whose policies have been in force for at least one year may, under certain conditions, make withdrawals without surrender charges. These conditions include: the annuitant must be 65 or younger when the policy was issued; the policy accumulation value must exceed $5,000; the annuitant must provide a medical doctor's verification of diagnosis of terminal illness with less than 12 months to live; or verification of 90 consecutive days of confinement in a medical facility for an approved medical reason; and no additional premium payments are made during the waiver period. The waiver of withdrawal charges during medical confinement will continue for 90 days after release. This waiver of withdrawal charges is not available in all states.

In the absence of specific direction from the owner, amounts will be withdrawn from the Subaccounts and the Fixed Account on a pro rata basis. Any partial withdrawal that would reduce the cash surrender value to less than $100 will be considered a request for full withdrawal. Any partial annuitization will be allocated first to earnings and then to principal.

All withdrawals of amounts held in the Account will be paid within seven days of receipt of written request, subject to postponement in certain circumstances. (See "Deferment of Payment," page 21). Payments under the Policy of any amounts derived from a premium paid by check may be delayed until such time as the check has cleared the payor's bank. If, at the time the owner makes a partial or full withdrawal request, he or she has not provided AVLIC with a written election not to have federal income taxes withheld, AVLIC must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. At the owner's request, AVLIC will provide a form to request a withdrawal and to notify AVLIC of the owner's election whether to have federal income taxes withheld. Moreover, the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early withdrawals. (See "Federal Tax Matters - Taxation of Annuities in General," page 23).

Since the owner assumes the investment risk with respect to amounts held in the Account and because certain withdrawals are subject to a contingent deferred sales charge, the total amount paid upon withdrawals under the Policy (taking into account any prior withdrawals) may be more or less than the premium payments made.

ANNUITY DATE

The owner may specify an annuity date by written request, which can be no later than the policy anniversary nearest annuitant's 85th birthday. The annuity date may be extended up to the policy anniversary nearest the annuitant's 95th birthday (90th birthday in Oregon) without AVLIC's prior approval. The 29th, 30th, or 31st day of any month may not be selected as the annuity date. If no annuity date is specified, the annuity date will be the later of the fifth policy anniversary date (Seventh policy anniversary date in Oregon) or the policy anniversary which is nearest the annuitant's 85th birthday. The annuity date is the date that annuity payments are scheduled to commence under the Policy, unless the Policy has been surrendered or an amount has been paid as proceeds to the annuitant's beneficiary prior to that date. In selecting an annuity date, the owner may wish to consider the applicability of a contingent deferred sales charge, which is imposed upon an annuitization prior to the third policy year following the premium payment where a life annuity is selected, and prior to the eighth policy year if any other annuity option is selected.

The owner may advance or defer the annuity date; however, the annuity date may not be advanced to a date prior to 30 days after the date a written request is received, or, without AVLIC's prior approval, deferred to a date beyond the policy anniversary date nearest the annuitant's 95th birthday. An annuity date may only be changed by written request during the annuitant's lifetime. Request must be received at AVLIC's Home Office at least 30 days before the then scheduled annuity date. The annuity date and annuity income options available for qualified contracts may also be controlled by endorsements, the plan or applicable law.


DEATH OF ANNUITANT PRIOR TO ANNUITY DATE

If the annuitant dies prior to the annuity date, an amount will be paid as proceeds to the annuitant's beneficiary. Upon receipt of satisfactory proof of death of the annuitant, the death benefit or, if applicable, the Guaranteed Minimum Death Benefit (GMDB), becomes payable. The death benefit will equal the greater of the accumulation value or total premiums paid less withdrawals, on the date satisfactory proof of death is received by AVLIC at its Home Office. The death benefit or, where applicable, the GMDB, is payable as a lump sum cash benefit or under one of the annuity income options. The owner may elect an annuity income option for the annuitant's beneficiary, or if no such election was made by the owner and a cash benefit has not been paid, the annuitant's beneficiary may make this election after the annuitant's death. Since "satisfactory proof of death" includes a "Claimant's Statement," which specifies how the annuitant's beneficiary wishes to receive the benefit (unless the owner previously selected an option), the amount of the death benefit will continue to reflect the investment performance of the Account until that information is supplied to AVLIC. In order to take advantage of the favorable tax treatment accorded to receiving the death benefit as an annuity, the annuitant's beneficiary must elect to receive the benefits under an annuity option within 60 days "after the day on which such lump sum became payable," as defined in the Internal Revenue Code. The death benefit will be paid to the annuitant's beneficiary within seven days of when it becomes payable.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB) RIDER - This rider provides for payment of the GMDB in lieu of the death benefit payable prior to annuity date if the GMDB is greater than such death benefit payable prior to annuity date. The GMDB depends on the annuitant's issue age, and when the company receives satisfactory proof of death. The GMDB is calculated based upon the 7 year period in which satisfactory proof of death is received. Each 7 year period begins with a

7 year policy anniversary, i.e. the 7th, 14th, 21st, etc. policy anniversary. The GMDB applies only for annuitants who are issue age 0-70.

If satisfactory proof of the annuitant's death is received prior to the 7th policy anniversary, or after the policy anniversary nearest the annuitant's 85th birthday, the GMDB is zero, and the death benefit payable will equal the greater of the accumulation value, or total premiums paid less partial withdrawals, on the date satisfactory proof of death is received.

If satisfactory proof of the annuitant's death is received on or after the 7th policy anniversary and before the policy anniversary nearest the annuitant's 75th birthday, the GMDB is calculated based upon the greater of (i) and (ii), where (i) is the accumulation value as of the most recent 7 year policy anniversary and (ii) is the GMDB immediately preceding the most recent 7 year policy anniversary. The GMDB is increased by premiums paid since the most recent 7 year policy anniversary, decreased by any partial withdrawals and any partial withdrawal charges since the most recent 7 year policy anniversary, and decreased by an additional adjustment for each partial withdrawal made since the most recent 7 year policy anniversary. However, if satisfactory proof of the annuitant's death is received on or after the policy anniversary nearest the annuitant's 75th birthday and before the policy anniversary nearest the annuitant's 85th birthday, the most recent 7 year policy anniversary on or prior to the policy anniversary nearest the annuitant's 75th birthday will be used in determining the GMDB.

For annuitants Issue Age 68 to 70, the accumulation value as of the 7th policy anniversary will be used in calculating the GMDB prior to the policy anniversary nearest the annuitant's 85th birthday. For annuitants Issue Age 69 and 70, the references to "75th birthday" in the preceding paragraph should be replaced by "76th birthday" (when issue age is 69) and "77th birthday" (when issue age is 70).

There is no additional charge for this rider, and this rider may not be available in all states.


ELECTION OF ANNUITY INCOME OPTIONS

The amounts of any annuity payments payable will be based on the net cash surrender value as of the annuity date, and the annuity income option. The net cash surrender value is equal to the cash surrender value less any premium taxes, if applicable. Thereafter, the monthly annuity payment will not change, except in the event option (ai), Interest Payment, is elected in which case the payment will vary based on the rate of interest determined by AVLIC. All or part of the net cash surrender value may be placed under one or more annuity income options. If annuity payments are to be paid under more than one option, AVLIC must be told what part of the net cash surrender value is to be paid under each option.

The annuity income options are shown below. Election of an annuity income option must be made by written request to AVLIC at least thirty (30) days in advance of the annuity date. If no election is made, payments will be made beginning on the annuity date as an annuity under option c, as shown below. Subject to AVLIC's approval, the owner (or after the annuitant's death, the annuitant's beneficiary) may select any other annuity income option AVLIC then offers. Annuity income options are not available to: (1) an assignee; or (2) any other than a natural person except with AVLIC's consent. If an annuity option selected does not generate monthly payments of at least $20, AVLIC reserves the right to pay the net cash surrender value as a lump sum payment.

If an annuity income option is chosen which depends on the continuation of life of the annuitant or of a joint annuitant, proof of birth date may be required before annuity payments begin. For annuity income options involving life income, the actual age of the annuitant or joint annuitant will affect the amount of each payment. Since payments to older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. For annuity income options that do not involve life income, the length of the payment period will affect the amount of each payment, with the shorter the period, the greater the amount of each annuity payment.

ANNUITY INCOME OPTIONS

(ai) INTEREST PAYMENT. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

(aii) DESIGNATED AMOUNT ANNUITY. Monthly annuity payments will be for a fixed amount. Payments continue until the amount AVLIC holds runs out.

(b) DESIGNATED PERIOD ANNUITY. Monthly annuity payments are paid for a period certain, as the owner elects, up to 20 years.

(c) LIFE ANNUITY. Monthly annuity payments are paid for the life of an annuitant, ceasing with the last annuity payment due prior to his or her death. Variations provide for guaranteed payments for a period of time.

(d) JOINT AND LAST SURVIVOR ANNUITY. Monthly annuity payments are paid based on the lives of the two annuitants and thereafter for the life of the survivor, ceasing with the last annuity payment due prior to the survivor's death.

The rate of interest payable under options ai, aii or b will be guaranteed at 3% compounded yearly. Payments under options c and d will be based on the 1983 Table "a" Annuity Table at 3.5% interest. AVLIC may, at any time of election of an annuity income option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables. These rates may be based on Annuity Tables which distinguish between males and females.

Under current administrative practice, AVLIC allows the beneficiary to transfer amounts applied under options ai, aii, and b to either option c or d after the annuity date. However, there is no guarantee that AVLIC will continue this practice which can be changed at any time at AVLIC's discretion.

DEFERMENT OF PAYMENT

Payment of any cash withdrawal or lump sum death benefit due from the Account will occur within seven days from the date the amount becomes payable, except that AVLIC may be permitted to defer such payment if:

a) the New York Stock Exchange is closed other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

b)     the  SEC by order  permits the postponement for the protection of owners;
       or

c) an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the net assets of the Account; or

d) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.


GENERAL PROVISIONS

CONTROL OF POLICY

The owner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the owner, if living; otherwise to the owner's designated beneficiary, if living; otherwise to the estate of the owner.

ANNUITANT'S BENEFICIARY

The owner may name both primary and contingent annuitant's beneficiaries. The annuitant's beneficiary(ies) and their designated class are specified in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the annuitant, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


CHANGE OF BENEFICIARY

The owner may change the annuitant's beneficiary and owner's designated beneficiary by written request on a Change of Beneficiary form at any time during the annuitant's lifetime unless otherwise provided in the previous designation of beneficiary. AVLIC, at its option, may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded. No limit is placed on the number of changes that may be made.

CONTESTABILITY

Except for the "Misstatement of Age or Sex" provision, below, AVLIC cannot contest the validity of this Policy after the policy date.


MISSTATEMENT OF AGE OR SEX

AVLIC may require proof of age and sex before making annuity payments. If the age or sex of the annuitant and/or joint annuitant (if any) has been misstated, we will adjust the benefits and amounts payable under this Policy.

If the misstatement of age or sex is not found until after the income payments have started:

1. If we made any overpayments, we will add interest at the rate of 6% per year compounded yearly and charge them against payments to be made in the future.

2. If we made underpayments, the balance due plus interest at the rate of 6% per year compounded yearly will be paid in a lump sum.


REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail the owner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value as allocated among the Subaccounts or the Fixed Account, and charges made during the policy year. The owner may ask for more frequent reports, but except for the annual report, AVLIC reserves the right to charge a fee for each report. The owner will also be sent confirmations of transactions under the Policy, such as the purchase payment and transfers and withdrawals, and a periodic report for the Fund and a list of the portfolio securities held in each portfolio of the Fund and any other information required by the 1940 Act.

FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a contract. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service.

No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws, other than premium taxes. (See "Taxes," page 19).

The qualified policies are designed for use by individuals in connection with retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the contributions, on the accumulation value, on annuity payments and on the economic benefit to the owner, the annuitant or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on AVLIC's tax status. In addition, certain requirements must be satisfied in purchasing a qualified policy in connection with a tax qualified plan in order to receive favorable tax treatment. With respect to qualified policies an endorsement of the policy and/or limitations or penalties imposed by the Code may impose limits on premiums, withdrawals, distributions or benefits, or on other provisions of the policies. Therefore, purchasers of qualified policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. Section 403(b)(11) of the Code requires that no distribution be made from a plan under Section 403(b) except after age 59-1/2, separation from service, death or disability, or in the case of hardship, except in a tax free exchange to another qualified contract. The following discussion assumes the qualified policies are purchased in connection with retirement plans that qualify for the special federal income tax treatment described above.

TAXATION OF ANNUITIES IN GENERAL

Nonqualified Policies. The following discussion assumes that the Policy will qualify as an annuity policy for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. AVLIC believes that an annuity owner generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the accumulation value (i.e."withdrawals") or as annuity payments under the annuity income option elected. The exception to this rule is the treatment afforded to owners that are not natural persons. Generally, an owner of a Policy who is not a natural person must include in income any increase in the excess of the owner's cash value over the owner's "investment in the policy" during the taxable year, even if no distribution occurs. There are, however, exceptions to this rule which you may wish to discuss with your tax counsel. The following discussion applies to Policies owned by natural persons.

The taxable portion of a distribution (in the form of an annuity or lump sum payment) is taxed as ordinary income, subject to any income averaging rules applicable to taxpayers generally. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the accumulation value generally will be treated as a distribution.

Generally, in the case of a withdrawal under a nonqualified policy, amounts received are first treated as taxable income to the extent that the accumulation value immediately before the withdrawal exceeds the "investment in the policy" at that time. Any additional amount is not taxable.

Although the tax consequences may vary depending on the annuity income option elected under the Policy, in general, only the portion of the annuity payment that represents the amount by which the accumulation value exceeds the "investment in the policy" will be taxed. For fixed annuity payments, in general, there is no tax on the amount of each payment which represents the same ratio that the "investment in the policy" bears to the total expected value of the annuity payment for the term of the payment; however, the remainder of each annuity payment is taxable. Any distribution received subsequent to the investment in the policy being recovered will be fully taxable.

In the case of a distribution pursuant to a nonqualified policy, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the owner is actual age 59-1/2, (2) made as a result of death or disability of the owner, or (3) received in substantially equal payments as a life annuity subject to Internal Revenue Service requirements, including special "recapture" rules.

QUALIFIED POLICIES. The rules governing the tax treatment of distributions under qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Generally, in the case of a distribution to a participant or beneficiary under a Policy purchased in connection with these plans, only the portion of the payment in excess of the "investment in the policy" allocated to that payment is subject to tax. The "investment in the policy" equals the portion of plan contributions invested in the Policy that was not excluded from the participant's gross income, and may be zero. In general, for allowed withdrawals, a ratable portion of the amount received is taxable, based on the ratio of the investment in the policy to the total Policy value. The amount excluded from a taxpayer's income will be limited to an aggregate cap equal to the investment in the policy. The taxable portion of annuity payments is generally determined under the same rules applicable to nonqualified policies. However, special favorable tax treatment may be available for certain distributions (including lump sum distributions). Adverse tax consequences may result from distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in other certain circumstances.

Distributions from qualified plans are subject to specific tax withholding rules. Eligible rollover distributions from a qualified plan or annuities used in 403(b) plans are subject to income tax withholding at a rate of 20% unless the Owner elects to have the distribution paid directly by AVLIC to an eligible retirement plan in a direct rollover. If the distribution is not an eligible rollover distribution, it is generally subject to the same withholding rules as distributions from non-qualified policies.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a broker/dealer registered pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by individuals who are registered representatives of Investment Corp. and who are licensed as life insurance agents for AVLIC. Investment Corp. and AVLIC may authorize registered representatives of other registered broker/dealers to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 6.5% of premiums paid. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions with respect to the policies.

SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of the Funds' shares by each of the Subaccounts.


THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.


VOTING RIGHTS

To the extent required by law, the portfolio shares held in the Account will be voted by AVLIC at shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccount. The 1940 Act currently requires shareholder voting on matters such as the election of the Board of Trustees of the Funds, the approval of the investment advisory contract, changes in the fundamental investment policies of the Funds, and approval of the independent accountants. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, AVLIC determines that it is allowed to vote the portfolio shares in its own right, AVLIC may elect to do so.

The number of votes which are available to an owner will be calculated separately for each Subaccount of the Account. That number will be determined by applying his or her percentage interest, if any, in a particular Subaccount to the total number of votes attributable to the Subaccount.

Prior to the annuity date, the owner holds a voting interest in each Subaccount to which the accumulation value is allocated.

The number of votes which are available to an owner will be determined by dividing the accumulation value attributable to a Subaccount by the net asset value per share of the applicable portfolio. In determining the number of votes, fractional shares will be recognized.

The number of votes of the portfolio which are available will be determined as of the date coincident with the date established by that portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Funds.

Shares of Funds as to which no timely instructions are received, or shares held by AVLIC as to which owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount.

Each person having a voting interest in a Subaccount will receive proxy material, reports and other materials relating to the appropriate portfolio.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available that contains more details concerning the subjects discussed in this Prospectus. This can be obtained by writing to the address on the front page or by calling 1-800-745-1112. The following is the Table of Contents for that Statement:

                                                                           Page
GENERAL INFORMATION AND HISTORY............................................  2
THE POLICY.................................................................  2
GENERAL MATTERS............................................................  6
FEDERAL TAX MATTERS........................................................  7
DISTRIBUTION OF THE POLICY.................................................  8
SAFEKEEPING OF ACCOUNT ASSETS .............................................  8
AVLIC .....................................................................  9
STATE REGULATION...........................................................  9
LEGAL MATTERS..............................................................  9
EXPERTS....................................................................  9
OTHER INFORMATION..........................................................  9
FINANCIAL STATEMENTS.......................................................  9

APPENDIX A

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1996 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1996. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 71-year period: investments of one dollar would have grown to $1,370.95 and $4,495.99 respectively, by year-end 1996. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $33.73. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 71 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1996 period.


(GRAPHIC OMITTED) (OMITTED GRAPH ILLUSTRATES LONG TERM MARKET TRENDS AS DESCRIBED IN THE NARRATIVE ABOVE.


















                     Year End 1925 = $1.00
                     Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX B

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and
20  Transportation  stocks,  most of which  are  traded  on the New  York  Stock
Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P
500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                          %
          YEAR          CHANGE
-------------------------------------
 1        1972           18.90              Omitted graph depicts the activity
 2        1973          -14.77              of the S&P 500 Index for the years
 3        1974          -26.39              1971-1996.
 4        1975           37.16
 5        1976           23.57
 6        1977           -7.42
 7        1978            6.38
 8        1979           18.20
 9        1980           32.27
10        1981           -5.01
11        1982           21.44
12        1983           22.38
13        1984            6.10
14        1985           31.57
15        1986           18.56
16        1987            5.10
17        1988           16.61
18        1989           31.69
19        1990           -3.14
20        1991           30.45
21        1992            7.61
22        1993           10.08
23        1994            1.32
24        1995           37.58
25        1996           22.96

THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX. THE POLICY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

APPENDIX C








                              QUALIFIED DISCLOSURES





                   *        Information Statement For:

                            408(b) IRA Plans
                            408(k) SEP Plans
                            408(p) SIMPLE Plans (if available)


                   *        Information Statement For:

                            401(a) Pension/Profit Sharing Plans
                            403(b) ERISA Plans
                            403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal Restrictions



                 AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

If this annuity is being purchased as a qualified plan as defined under specified sections of the Internal Revenue Code, as purchaser (owner) or fiduciary of an Employee Benefit Plan purchasing the annuity, you should carefully review the Information Statement for your specific plan.

Depending on the type of plan, we are required to provide this disclosure to you to meet the requirements of the Internal Revenue Service (IRS) and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Acknowledgment of your receipt of the required disclosure is included within the application language above your signature.







                                Table of Contents




Information Statement
    408(b) Individual Retirement Annuity (IRA) Plans
    408(k) Simplified Employee Pension (SEP) Plans
    408(p) Savings Incentive Match (SIMPLE) Plans (if available)........   QD-1

Information Statement
    401(a) Pension/Profit Sharing Plans.................................   QD-7
    403(b) ERISA Plans
    403(b) Tax Sheltered Annuity (TSA) Plans-Withdrawal Restrictions

AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO


                            INFORMATION STATEMENT
                408(B) INDIVIDUAL RETIREMENT ANNUITY (IRA) PLANS
                408(K) SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS
                408(P) SAVINGS INCENTIVE MATCH (SIMPLE) PLANS (IF AVAILABLE)

--------------------------------------------------------------------------------
For purchasers of a 408(b) Individual Retirement Annuity (IRA) Plan, 408(k) Simplified Employee Pension (SEP) Plan, or 408(p) Savings Incentive Match (SIMPLE) Plan (if available), please review the following:

PART 1.  PROCEDURE FOR REVOKING THE IRA PLAN:

After you establish an IRA Plan with Ameritas Variable Life Insurance Company (AVLIC), you are able to revoke your IRA within a limited time and receive a full refund of the initial premium paid, if any. The period for revocation will not be less than the legal minimum of seven (7) days following the date your IRA is established with AVLIC.

To revoke  your IRA,  you  should  send a signed  and dated  written  notice to:
Ameritas Variable Life Insurance Company, Policyholder Service Department, P.O. Box 82550, Lincoln, NE 68501.

If your IRA contract was delivered to you, the contract should accompany your notice of revocation. Your notice of revocation will be considered mailed on the date of the postmark (or certification or registration, if applicable), if sent by United States mail, properly addressed and by first class postage prepaid.

To obtain further information about the revocation procedure, contact your AVLIC Representative or call 1-800-745-1112.


PART II.  PROVISIONS OF THE IRA LAW:

AVLIC's OVERTURE ANNUITY III-P (Form 4786), can be used for a Regular IRA, a Rollover IRA, a Spousal IRA Arrangement, a Simplified Employee Pension Plan
(SEP) or for a salary reduction Simplified Employee Pension Plan (SARSEP) established prior to January 1, 1997. A separate policy must be purchased for each individual under each plan. In addition, AVLIC's Overture Annuity III-P, at some point after December 31 1996, may be made available for use as a SIMPLE IRA, if AVLIC determines such use is appropriate under applicable law.

While provisions of the IRA law are similar for all such plans, any major differences are set forth under the appropriate topics below.

ELIGIBILITY:

  REGULAR IRA PLAN: Any employee under age 70 1/2 and earning income from personal services, is eligible to establish an IRA Plan although deductibility of the contributions is determined by adjusted gross income and whether the employee (or employee's spouse) participates in a qualified employer-sponsored retirement plan.

  ROLLOVER IRA: This is an IRA plan purchased with your distributions from another IRA (including a SEP, SARSEP or SIMPLE IRA), a Section 401(a) Qualified Retirement Plan, or a Section 403(b) Tax Sheltered Annuity (TSA).

  Amounts transferred as Rollover Contributions are not taxable in the year of distribution provided the rules for Rollover treatment are satisfied and may or may not be subject to withholding. Rollover Contributions are not deductible.

  SPOUSAL IRA ARRANGEMENT: A Spousal IRA, consisting of a contract for each spouse, may be set up provided a joint return is filed, the "nonworking spouse" has less taxable compensation, if any, for the tax year than the working spouse, and is under age 70 1/2 at the end of the tax year.

  Divorced spouses can continue a spousal IRA or start a Regular IRA based on the standard IRA eligibility rules. All taxable alimony received by the divorced spouse under a decree of divorce or separate maintenance is treated as compensation for purposes of the IRA deduction limit.

  SIMPLIFIED EMPLOYEE PENSION PLAN (SEP): An employee is eligible to participate in a SEP Plan based on eligibility requirements set forth in form 5305-SEP or the plan document provided by the employer.

  SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SARSEP): An employee is eligible to participate in a SARSEP plan based on eligibility requirements set forth in form 5305A-SEP or the plan document provided by the employer. New SARSEP plans may not be established after December 31, 1996. SARSEP's established prior to January 1, 1997, may continue to receive contributions after 1996, and new employees hired after 1996 are also permitted to participate in such plan if it was established prior to 1997.

  SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES OF SMALL EMPLOYERS (SIMPLE PLAN) (IF AVAILABLE): An employee is eligible to participate in a SIMPLE Plan based on eligibility requirements set forth in Form 5305-SIMPLE or the plan document provided by the employer.

  NONTRANSFERABILITY: You may not transfer, assign or sell your IRA Plan to anyone(except in the case of transfer incident to divorce).

  NONFORFEITABILITY: The value of your IRA Plan belongs to you at all times, without risk of forfeiture.

  PREMIUM: The annual premium (if applicable) of your IRA Plan may not exceed the lesser of $2,000, or 100% of compensation for the year (or for Spousal IRA's, the combined compensation of the spouses reduced by any deductible IRA contribution made by the working spouse). Any premium in excess of or in addition to $2,000 will be permitted only as a "Rollover Contribution." Your contribution must be made in cash. For IRA's established under Simplified Employee Pension Plans (SEP's), premiums are limited to the lesser of $30,000 or 15% of the first $150,000 of compensation (adjusted for cost of living increases). In addition, if the IRA is under a salary reduction Simplified Employee Pension (SARSEP) established prior to January 1, 1997, premiums made by salary reduction are limited to $7,000 (adjusted for cost of living increases). Also, if the Company determines that the contract can be used as a SIMPLE IRA under applicable law, premiums under such plan will be limited to permissible levels of annual employee elective contributions ($6,000 adjusted for cost of living increases) plus the applicable percentage of employer matching contributions (up to 3% of compensation) or employer non-elective contributions (2% of compensation for each eligible employee subject to the cap under Section 401(a)(17) as adjusted for cost of living increases).



                                      QD-1                               IRA/SEP
                                                            ANNUITY III-P; 12/96

MAXIMUM CONTRIBUTIONS:

  REGULAR IRA PLAN: In any year that your annuity is maintained under the rules for a Regular IRA Plan, your maximum contribution is limited to 100% of your compensation or $2,000, whichever is less. The amount of permissible contributions to your IRA may or may not be deductible. Whether IRA contributions (other than Rollovers) are deductible depends on whether you (or your spouse, if married) are an active participant in an employer-sponsored plan and whether your adjusted gross income is above the "phase-out level." SEE DEDUCTIBLE CONTRIBUTIONS, PART III.

  ROLLOVER IRA: A Plan to Plan Rollover is a method for accomplishing continued tax deferral on otherwise taxable distributions from certain plans. Rollover contributions are not subject to the contribution limits on regular IRA contributions, but also are not tax deductible.

   There are two ways to make a rollover to an IRA:

   (1) PARTICIPANT ROLLOVERS are available to participants, surviving spouses or former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans, TSAs or IRAs (including SEP's, SARSEP's, and SIMPLE IRA's). Participant Rollovers are accomplished by contributing part or all of the eligible amounts (which includes amounts withheld for federal income tax purposes) to your new IRA within 60 days following receipt of the distribution. IRA to IRA Rollovers are limited to one per distributing plan per 12 month period, while direct IRA to IRA Transfers are not subject to this limitation. Distributions from a SIMPLE IRA may not be rolled over to an IRA (which isn't a SIMPLE IRA) during the 2 year period following the date you first participate in any qualified salary reduction arrangement under a SIMPLE Plan maintained by your employer.

   (2) DIRECT ROLLOVERS are available to participants, surviving spouses and former spouses who receive eligible rollover distributions from 401(a) Qualified Retirement Plans or TSAs. Direct Rollovers are made by instructing the plan trustee, custodian or issuer to pay the eligible portion of your distribution directly to the trustee, custodian or issuer of the receiving IRA. Direct Rollover amounts are not subject to mandatory federal income tax withholding.

Certain distributions are NOT considered to be eligible for Rollover and include: (1) distributions which are part of a series of substantially equal periodic payments (made at least annually) for 10 years or more; (2) distributions attributable to after-tax employee contributions to a 401(a)
Qualified Retirement Plan or TSA, or attributable to non-deductible IRA contributions; (3) required minimum distributions made during or after the year you reach age 70 1/2 or, if later and applicable, the year in which you retire;
(4) amounts in excess of the cash (except for certain loan offset amounts) or in excess of the proceeds from the sale of property distributed.

At the time of a Rollover, you must irrevocably designate in writing that the transfer is to be treated as a Rollover Contribution. Eligible amounts which are not rolled over are normally taxed as ordinary income in the year of distribution. If a Rollover Contribution is made to an IRA from a Qualified Retirement Plan, you may later be able to roll the value of the IRA into a new employer's plan provided you made no contributions to the IRA from other than the first employer's plan. This is known as "Conduit IRA," and you should designate your annuity as such when you complete your application.

SPOUSAL IRA ARRANGEMENT: In any year that your annuity is maintained under the rules for a Spousal IRA, the maximum combined contribution to the Spousal IRA and "working spouse's" IRA for tax years after 1996, is the lesser of 100% of the combined compensation of both spouses which is includable in gross income, reduced by the amount allowed as a deduction to the "working" spouse for contribution to his or her own IRA or $4,000. No more than $2,000 may be contributed to either spouse's IRA. Whether the contribution is deductible or non-deductible depends on whether either spouse is an active participant in an employer-sponsored plan for the year, and whether the adjusted gross income of the couple is above the phase out level.

The contribution limit for divorced spouses is the lesser of $2,000 or the total of the taxpayer's taxable compensation and alimony received for the year.

SEP PLAN: In any year that your annuity is maintained under the rules for a Simplified Employee Pension Plan, the employer's maximum contribution is the lesser of $30,000 or 15% of your first $150,000 of compensation (adjusted for cost-of-living increases) or as changed under Section 415 of the Code. You may also be able to make contributions to your SEP-IRA the same as you do to a Regular IRA, however, you will be considered an active participant for purposes of determining your deduction limit. In addition to the above limits, if your annuity is maintained under the rules for a salary reduction Simplified Employee Pension Plan (SARSEP), the maximum amount of employee pre-tax contributions which can be made is $7,000, adjusted for cost of living increases. After December 31, 1996, new SARSEP plans may not be established. Employees may, however, continue to make salary reductions to a SARSEP plan established prior to January 1, 1997. In addition, employees hired after December 31, 1996 may participate in SARSEP plans established by their employers prior to 1997.

SIMPLE IRA: Contributions to a SIMPLE IRA (if available) may not exceed the permissible amounts of employee elective contributions and required employer matching contributions or non-elective contributions. Annual employee elective contributions must be expressed as a percentage of compensation and may not exceed $6,000 (adjusted for cost of living increases). If an employer elects a matching contribution formula, employers are generally required to match employee contributions dollar for dollar up to 3% of the employee's compensation for the year. An employer may elect a lower percentage match (not below 1%) for a year, provided certain notice requirements are satisfied and the employer's election will not result in the matching percentage being lower than 3% in more than 2 of the 5 years in the 5-year period ending with that calendar year. Alternatively, an employer may elect to make non-elective contributions of 2% of compensation for all employees eligible to participate in the plan and who have at least $5,000 in compensation for the year. The employer must notify employees of this election within specified timeframes. "Compensation" for purposes of the 2% non-elective contribution option may not exceed the limit on compensation under Code Section 401(a)(17) ($150,000, adjusted for cost of living increases).

DISTRIBUTIONS: Payment to you from your IRA Plan must begin no later than the April 1 following the close of the calendar year in which you attain age 70 1/2, the Required Beginning Date (RBD). If you have not already withdrawn your entire balance by this date, you may elect to receive the entire value of your IRA Plan on or before the RBD in one lump sum; arrange for an income to be paid over your lifetime, your expected lifetime, or over the lifetimes or expected lifetimes of you and your beneficiary.

RATE OF DISTRIBUTION: If you arrange for the value of your IRA Plan to be paid to you as retirement income rather than as one lump sum, then you must abide by IRS rules governing how quickly the value of your IRA plan must be paid out to you. Generally, it is acceptable to have an insurance company annuity pay income to you for as long as you live, or for as long as you and your beneficiary live.






IRA/SEP                             QD-2
ANNUITY III-P; 12/96

MINIMUM DISTRIBUTION REQUIREMENTS: Once you reach your RBD, you must withdraw a minimum amount each year or be subject to a 50% non-deductible excise tax on the difference between the minimum required distribution and the amount distributed. To determine the required minimum distribution, divide your entire interest in your IRA (as of December 31 of your age 70 1/2 year) by your life expectancy or the joint life expectancies of you and your beneficiary. Your single or joint life expectancy is determined by using IRS life expectancy tables. See IRS Publications 575 and 590.

Your life expectancy (and that of your spousal beneficiary, if applicable) will be recalculated annually, unless you irrevocably elect otherwise by the time distributions are required to begin. With the recalculation method, if a person whose life expectancy is recalculated dies, his or her life expectancy will be zero in all subsequent years. The life expectancy of a non-spouse beneficiary cannot be recalculated. Where life expectancy is not recalculated, it is reduced by one year for each year after your 70 1/2 year to determine the applicable remaining life expectancy. Also, if your benefit is payable in the form of a joint and survivor annuity, a larger minimum distribution amount may be required under IRS regulations, unless your spouse is the designated beneficiary.

If you die after the RBD, amounts undistributed at your death must be distributed at least as rapidly as under the method being used at the time of your death. If you die before the RBD, your entire interest must be distributed within 5 years of your death if no beneficiary is designated; or if a beneficiary is designated, over the life expectancy of the beneficiary if the beneficiary so elects by December 31 of the year following the year of your death. If the beneficiary fails to make an election, the entire benefit will be paid to the beneficiary no later than December 31, of the calendar year containing the fifth anniversary of the Annuitant's death. Also, if a designated beneficiary is the spouse, the life annuity distribution must begin by the later of December 31 of the calendar year following the calendar year of the Annuitant's death or December 31 of the year in which you would have attained age 70 1/2. If your designated beneficiary is not your spouse, life annuity distributions must begin by December 31 of the year following your death.


PART III.  RESTRICTIONS AND TAX CONSIDERATIONS:

TIMING OF CONTRIBUTIONS: Once you establish an IRA, contributions (deductible or non-deductible) must be made by the due date, not including extensions, for filing your tax return. (Participant Rollovers must be made within 60 days of your receipt of the distribution.) A CONTRIBUTION MADE BETWEEN JANUARY 1 AND THE FILING DUE DATE FOR YOUR RETURN, MUST BE SUBMITTED WITH WRITTEN DIRECTION THAT IT IS BEING MADE FOR THE PRIOR PLAN YEAR OR IT WILL BE TREATED AS MADE FOR THE CURRENT YEAR. SEP contributions must be made by the due date of the Employer's tax return (including extensions). SIMPLE IRA contributions, if permitted, must be made by the tax return due date for the employer (including extensions) for the year for which the contribution is made. Note, an employer is required to make SIMPLE plan contributions attributable to employee elective contributions as soon as it is administratively feasible to segregate these contributions from the employer's general assets, but in no event later than the 30th day of the month following the month in which the amounts would have otherwise been payable to the employee in cash.

DEDUCTIBLE IRA CONTRIBUTIONS: The amount of permissible contributions to your IRA may or may not be deductible. If you or your spouse are not active participants in an employer sponsored retirement plan, any permissible contribution you make to your IRA will be deductible. If you or your spouse are an active participant in an employer-sponsored retirement plan, the size of your deduction if any, will depend on your combined adjusted gross income (AGI). If your combined AGI is less than $40,000, you can deduct your entire contribution. If you are single and your AGI is less than $25,000, you may also take a full deduction. For married couples filing joint returns, the deduction is phased out between $40,000 and $50,000. For single individuals, the deduction is phased out between $25,000 and $35,000. If you are married and covered by an employer plan, but file a separate tax return from your spouse, your deduction is phased out between $0 and $10,000 of AGI. If your AGI is not above the applicable phase out level, a minimum contribution of $200 is permitted regardless of whether the phase out rules provide for a lesser amount. You can elect to treat deductible contributions as non-deductible. SEP, SARSEP and SIMPLE plan contributions are not deductible by you.

NON-DEDUCTIBLE IRA CONTRIBUTIONS: It is possible for you to make non-deductible contributions to your IRA (not including SIMPLE IRA's) even if you are not eligible to make deductible contributions for the year. The amount of non-deductible contributions you can make depends on the amount of deductible contributions you make. The sum of your non-deductible and deductible contributions for a year may not exceed the lesser of (1) $2,000 ($4,000 combined when a spousal IRA is also involved), or (2) 100% of your compensation (or, if a Spousal IRA is involved, 100% of you and your spouse's combined compensation, reduced by the amount of any deductible IRA contribution made by the "working" spouse). IF YOU WISH TO MAKE A NON-DEDUCTIBLE CONTRIBUTION, YOU MUST REPORT THIS ON YOUR TAX RETURN BY FILING FORM 8606 (NON-DEDUCTIBLE IRA). REMEMBER, YOU ARE REQUIRED TO KEEP TRACK OF YOUR NON-DEDUCTIBLE CONTRIBUTIONS AS AVLIC DOES NOT KEEP A RECORD OF THESE FOR YOU. THIS INFORMATION WILL BE NECESSARY TO DOCUMENT THAT THE CONTRIBUTIONS WERE MADE ON A NON-DEDUCTIBLE BASIS AND THEREFORE, ARE NOT TAXABLE UPON DISTRIBUTION.

EXCESS CONTRIBUTIONS: There is a 6% IRS penalty tax on IRA contributions in excess of permissible contributions. However, excess contributions made in one year may be applied against the contribution limits in a later year if the contributions in the later year are less than the limit. This penalty tax can be avoided if the excess amount, together with any earnings on it, is returned to you before the due date of your tax return for the year for which the excess amount was contributed. The penalty tax will apply to each year the excess amount remains in the IRA Plan, until it is removed either by having it returned to you or by making a reduced contribution in a subsequent year. To the extent an excess contribution is absorbed in a subsequent year by contributing less than the maximum deduction allowable for that year, the amount absorbed will be deductible in the year applied (provided you are eligible to take a deduction).

LOANS AND PROHIBITED TRANSACTIONS: You may not borrow from your IRA Plan or pledge it as security for a loan. This would disqualify your entire IRA Plan, and its full value would be includable in your taxable income in the year of violation. This amount would also be subject to the 10% penalty tax on premature distributions. Your IRA Plan will similarly be disqualified if you or your beneficiary engage in any transaction prohibited by Section 4975 of the Internal Revenue Code.

TAXABILITY OF DISTRIBUTIONS: Any cash distribution from your IRA Plan is normally taxable as ordinary income. All IRAs of an individual are treated as one contract. All distributions during a taxable year are treated as one distribution; and the value of the contract, income on the contract, and investment on the contract is computed as of the close of the calendar year with or within which the taxable year ends. If an individual withdraws an amount from an IRA during a taxable year and the individual has previously made both deductible and non-deductible IRA contributions, the amount excludable from income for the taxable year is the portion of the amount withdrawn which bears the same ratio to the amount withdrawn for the taxable year as the individual's aggregate non-deductible IRA contributions bear to the balance of all IRAs of the individual.

LUMP SUM DISTRIBUTION: If you decide to receive the entire value of your IRA Plan in one lump sum, the full amount is taxable when received (except as to non-deductible contributions), and is not eligible for the special tax rules on lump sum distributions which are used with other types of Qualified Retirement Plans.




                                     QD-3                                IRA/SEP
                                                            ANNUITY III-P; 12/96

PREMATURE IRA DISTRIBUTIONS: There is a 10% penalty tax on amounts distributed prior to the attainment of age 59 1/2, except for: (1) distributions made to a beneficiary on or after the owner's death; (2) distributions attributable to the owner's being disabled: (3) distributions that are part of a series of substantially equal periodic payments (made at least annually) for the life of the annuitant or the joint lives of the annuitant and his beneficiary; (4) distributions made on or after January 1, 1997 for medical expenses which exceed 7.5% of the annuitant's adjusted gross income; or (5) distributions made on or after January 1, 1997, to purchase health insurance for the individual and/or his or her spouse and dependents if he or she: has received unemployment compensation for 12 consecutive weeks or more; the distributions are made during the tax year that the unemployment compensation is paid or the following tax year; and the individual has not been re-employed for 60 days or more. The part of a distribution attributable to non-deductible contributions is not includable in income and is not subject to the 10% penalty. In addition, distributions from a SIMPLE Plan during the two-year period beginning on the date the employee first participated in the employer's SIMPLE Plan will be subject to a 25% (rather than 10%) premature distribution penalty tax.

MINIMUM REQUIRED DISTRIBUTION: SEE PART II, MINIMUM DISTRIBUTION REQUIREMENTS. An IRA Plan which is not totally distributed to you by April 1 of the year following the year in which you attain age 70 1/2, must be distributed over one of the following periods: 1) the entire life of the annuitant; 2) the lives of the annuitant and his beneficiary; or 3) a period certain not extending beyond the life expectancy of the annuitant or the joint life and last survivor expectancy of the annuitant and his beneficiary. Payments must be made in intervals which do not exceed one year. Payments must be non-increasing or may increase only as provided in Q & A F-3 of Section 1.401(a)(9)-1 of the Proposed Income Tax Regulations. If the minimum distribution is not made, the excess, in any taxable year, of the amount that should have been distributed over the amount that was actually distributed is subject to an excise tax of 50%.

MAXIMUM   DISTRIBUTION:   Generally,   an  excess   distribution  is  an  annual
distribution in excess of the annual ceiling ($160,000 in 1997). Excess distributions are subject to a 15% excise tax. The tax is reduced by any payment of the 10% excise tax on early withdrawals. Among the items excluded from the excise tax are distributions after the death of the participant, distributions payable (and taxable) to an alternate payee under a qualified domestic relations order (if taxable to the alternate payee), distributions attributable to after-tax employee contributions, and distributions not includable in income by reason of a Rollover Contribution. Also, a 15% excise tax is imposed on your excess retirement accumulation at the time of your death. This amount is the excess of the value of all accrued benefits under all your IRAs, Qualified Retirement Plans, and TSAs, over the present value of a single life annuity with payments equal to the annual ceiling ($160,000 in 1997), payable over your life expectancy prior to death.

UNDER FEDERAL LEGISLATION SIGNED INTO LAW IN 1996, THE EXCESS DISTRIBUTION PENALTY TAX DESCRIBED ABOVE IS SUSPENDED FOR DISTRIBUTIONS MADE IN 1997, 1998 AND 1999. DISTRIBUTIONS DURING THIS 3-YEAR "HOLIDAY" WILL BE TREATED AS MADE FIRST FROM "NON-GRANDFATHERED" AMOUNTS. THIS SUSPENSION DOES NOT APPLY TO THE EXCESS ACCUMULATION PENALTY TAX WHICH MAY APPLY AT YOUR DEATH.

TAX FILING: You are not required to file a special IRA tax form for any taxable year (1) for which no penalty tax is imposed with respect to the IRA Plan, and
(2) in which the only activities engaged in, with respect to the IRA Plan, are making deductible contributions and receiving permissible distributions. Information regarding such contributions or distributions will be included on your regular Form 1040. For further information, consult the instructions for Form 5329 (Additional Taxes Attributable to Qualified Retirement Plans (including IRA's), Annuities, and Modified Endowment Contracts), Form 8606 and IRS Publication 590.

TAX ADVICE: AVLIC is providing this general information as required by regulations issued under the Internal Revenue Code and assumes no responsibility for its application to your particular tax situation. Please consult your personal tax advisor regarding specific questions you may have.

ADDITIONAL INFORMATION: You may obtain more information about IRA Plans from any district office of the IRS and IRS Publication 590.

PART IV.  STATUS OF AMERITAS IRA PLAN:

INTERNAL REVENUE SERVICE APPROVAL LETTER: AVLIC will re-apply, due to changes in the law effective January 1, 1997, for approval from the Internal Revenue Service as to the form of OVERTURE ANNUITY III-P (Form 4786), for use in funding IRA plans. Such approval, when received, is a determination only as to the form of the Annuity Contract, and does not represent a determination of the merits of the annuity.


PART V.  FINANCIAL DISCLOSURE:

The following is a general description and required financial disclosure information for the variable annuity product, OVERTURE ANNUITY III-P (Form 4786) offered by AVLIC, hereafter referred to as the policy.

In order for you to achieve your retirement objectives, you should be prepared to make your IRA Plan a long term savings program. An IRA is not suited to short-term savings, nor was it intended to be by Congress, as indicated by the penalties on withdrawal before age 59 1/2 (except for death or disability). However, you should be aware of the values in your IRA Plan during the early years as well as at retirement.

Prior to the annuity date, the policy allows you to accumulate funds based on the investment experience of the assets underlying the policy in the Separate Account or the Fixed Account. Currently, the assets which underlie the Separate Account are invested exclusively in shares of mutual funds, the "Funds", managed or administered by several fund managers. Each of the Subaccounts of the Separate Account invest solely in the corresponding portfolio of the Funds. The assets of each portfolio are held separately from the other portfolios and each has distinct investment objectives which are described in the accompanying prospectus for the Funds which you would have received when making an application for your annuity. The accumulation value of your IRA Plan allocated to the Separate Account will vary in accordance with the investment performance of the Subaccounts you selected. Therefore, for assets in the Separate Account, you bear the entire investment risk prior to the annuity date.

Premium payments and subsequent allocations to the Fixed Account are placed in the general account of AVLIC which supports insurance and annuity obligations. Policyowners are paid interest on the amounts placed in the Fixed Account at guaranteed rates (3.5%) or at higher rates declared by AVLIC.

ACCUMULATION VALUE: On the effective date, the accumulation value of the policy is equal to the premium received, reduced by any applicable premium taxes. Thereafter, the accumulation value of the policy is determined as of the close of trading on the New York Stock Exchange on each valuation date by multiplying the number of accumulation units for each Subaccount credited to the policy by the current value of an accumulation unit for each Subaccount, and by adding the amount deposited in the Fixed Account, plus interest. The current value of an accumulation unit reflects


IRA/SEP                             QD-4
ANNUITY III-P; 12/96
the increase or decrease in value due to investment results of the Subaccount and certain charges, as described below. The number of accumulation units credited to the policy is decreased by any annual policy fee, any withdrawals and any charges upon withdrawal and, upon annuitization, any applicable premium taxes and charges.

A valuation period is the period between successive valuation dates. It begins at the close of trading on the New York Stock Exchange on each valuation date and ends at the close of trading on the next succeeding valuation date. A valuation date is each day that the New York Stock Exchange is open for business.

The accumulation value is expected to change from valuation period to valuation period, reflecting the net investment experience of the selected portfolios of the Funds, interest earned in the Fixed Account, additional premium payments, partial withdrawals, as well as the deduction of any applicable charges under the policy. GROWTH IN THE ACCUMULATION VALUE BASED ON INVESTMENTS IN THE ACCOUNT IS NEITHER GUARANTEED NOR PROJECTED.

VALUE OF ACCUMULATION UNITS: The accumulation units of each Subaccount are valued separately. The value of an accumulation unit may change each valuation period according to the net investment performance of the shares purchased by each Subaccount and the daily charge under the policy for mortality and expense risks, any daily administrative fee, and if applicable, any federal and state income tax charges.

CASH SURRENDER VALUE: The amount available for full or partial withdrawal, which is the accumulation value less any contingent deferred sales charge, any applicable premium taxes, and, in the case of a full withdrawal, the annual policy fee.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value on the last valuation date of each policy year and on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: A daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge, which is guaranteed not to be increased, is designed to reimburse AVLIC for administrative expenses incurred in connection with issuing the policy and ongoing administrative expenses incurred in connection with servicing and maintaining the policies. These expenses include the cost of processing the application and premium payment, establishing policy records, processing and servicing owner transactions and policy changes, recordkeeping, preparing and mailing reports, processing death benefit claims, and overhead costs.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. For assuming these risks, AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

TAXES: AVLIC will, where such taxes are imposed by state law upon the receipt of a premium payment, deduct premium taxes. If premium taxes are imposed upon annuitization, AVLIC will deduct applicable premium taxes at that time. Applicable premium tax rates depend upon such factors as the policyowner's current state of residency, and the insurance laws and the status of AVLIC in states where premium taxes are incurred. Currently, premium taxes range from 0% to 3.5% of the premium paid. Applicable premium tax rates are subject to change by legislation, administrative interpretations, or judicial acts. The owner will be notified of any applicable premium taxes.

PARTIAL AND FULL WITHDRAWALS: The owner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living, by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner.
Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. This withdrawal right may be restricted by Section 403(b)(11) of the Internal Revenue Code if the annuity is used in connection with a Section 403(b) retirement plan. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for a full or partial withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, less the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or, if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment, a contingent deferred sales charge is imposed on certain partial and full withdrawals, and upon certain annuitizations to cover certain expenses relating to the distribution of the policies, including commissions to registered representatives and other promotional expenses.

Total withdrawals in a policy year which exceed the greater of: 1) 10% of the accumulation value at the time of the withdrawal, or 2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge (withdrawal charge). Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed in the following manner:

The charge will be a percentage of the premium payments withdrawn or annuitized.


         CHARGE AS A % OF EACH                    YEARS SINCE RECEIPT OF
            PREMIUM PAYMENT                       EACH PREMIUM PAYMENT

                  6                                         1
                  6                                         2
                  6                                         3
                  5                                         4
                  4                                         5
                  3                                         6
                  2                                         7
                  0                                         8+



                                      QD-5                               IRA/SEP
                                                            ANNUITY III-P; 12/96

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

SALES COMMISSIONS: No deductions are made from the premium payments for sales charges. Compensation to the sales force is a maximum 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described above is imposed on certain partial and full withdrawals.




IRA/SEP                               QD-6
ANNUITY III-P; 12/96

AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO

                              EMPLOYEE BENEFIT PLAN

                              INFORMATION STATEMENT

                         401(A) PENSION/PROFIT SHARING PLANS
                         403(B) ERISA PLANS
--------------------------------------------------------------------------------
For purchasers of a 401(a) Pension/Profit Sharing Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you as an independent Fiduciary of the Employee Benefit Plan, of the Sales Representative's relationship to and compensation from Ameritas Variable Life Insurance Company (AVLIC), as well as to describe certain fees and charges under the OVERTURE ANNUITY III-P Policy being purchased from the Sales Representative.

The Sales Representative is appointed with AVLIC as its Sales Representative and is a Securities Registered Representative. In this position, the Sales Representative is employed to procure and submit to AVLIC applications for contracts, including applications for OVERTURE ANNUITY III-P.

COMMISSIONS, FEES AND CHARGES

The following commissions, fees and charges apply to OVERTURE ANNUITY III-P (policy):

SALES COMMISSION: No deductions are made from the premium payments for sales charges. Compensation to the Sales Representative's Broker/Dealer is a maximum of up to 6.5% based on premiums paid. To offset the costs of compensation and distribution expenses, a contingent deferred sales charge as described below is imposed on certain partial and full withdrawals.

ANNUAL POLICY FEE: An annual policy fee of $36, $30 in North Dakota, is deducted from the accumulation value in the policy on the last valuation date of each policy year or on a full withdrawal if between policy anniversaries. This charge reimburses AVLIC for the administrative costs of maintaining the policy on AVLIC's system. This charge may be increased to a maximum of $40 and may be reduced or eliminated.

DAILY ADMINISTRATIVE FEE: The administrative fee is a daily charge at an annual rate of .15% of the accumulation value. This charge is subtracted when determining the daily accumulation unit value. This charge is guaranteed not to increase and is designed to reimburse AVLIC for administrative expenses of issuing, servicing and maintaining the policies. AVLIC does not expect to make a profit on either of these fees.

MORTALITY AND EXPENSE RISK CHARGE: AVLIC imposes a charge to compensate it for bearing certain mortality and expense risks under the policies. AVLIC makes a daily charge equal to an annual rate of 1.25% of the value of the average daily net assets of the Account under the policies. Of that amount, approximately .55% is charged to cover the mortality risks and .70% is charged to cover the expense risks assumed under the policies. This charge is subtracted when determining the daily accumulation unit value. AVLIC guarantees that this charge will never increase. If this charge is insufficient to cover assumed risks, the loss will fall on AVLIC. Conversely, if the charge proves more than sufficient, any excess will be added to AVLIC's surplus. No mortality and expense risk charge is imposed on the Fixed Account.

PARTIAL AND FULL WITHDRAWALS: The policyowner may make a partial or a full withdrawal of the policy to receive part or all of the accumulation value (less any applicable charges), at any time before the annuity date and while the annuitant is living by sending a written request to AVLIC. Partial withdrawals may be either systematic or elective. Systematic withdrawals provide for an automatic withdrawal, whereas, each elective withdrawal must be elected by the owner. Systematic partial withdrawals are available on a monthly, quarterly, semi-annual or annual mode. No partial or full withdrawals may be made after the annuity date except as permitted under the particular annuity option. The amount available for partial or full withdrawal (cash surrender value) is the accumulation value at the end of the valuation period during which the written request for withdrawal is received, less any contingent deferred sales charge, any applicable premium taxes, and in the case of a full withdrawal, the annual policy fee that would be due on the last valuation date of the policy year. The cash surrender value may be paid in a lump sum to the owner, or if elected, all or any part may be paid out under an annuity income option.

CONTINGENT DEFERRED SALES CHARGE: Since no deduction for a sales charge is made from the premium payment(s), a contingent deferred sales charge is imposed unless waived on certain partial and full withdrawals, and upon certain annuitizations to cover expenses relating to Registered Representatives and promotional expenses.

Total withdrawals in a policy year which exceed the greater of: (1) 10% of the accumulation value at the time of the withdrawal, or (2) any portion of the accumulation value which exceeds the total premium deposit will be subject to a contingent deferred sales charge. Contingent deferred sales charges are assessed only on premiums paid based upon the number of years since the policy year in which the premiums withdrawn were paid, on a first-paid, first-withdrawn basis.

Where a partial or full withdrawal is taken or amounts are applied under an annuity option, the amount withdrawn or annuitized (less any amount entitled to the free withdrawal) will be subject to a contingent deferred sales charge expressed as a percentage of the premium payments withdrawn or annuitized as follows:


  CHARGE AS A % OF EACH                       YEARS SINCE RECEIPT OF
      PREMIUM PAYMENT                          EACH PREMIUM PAYMENT

             6                                            1
             6                                            2
             6                                            3
             5                                            4
             4                                            5
             3                                            6
             2                                            7
             0                                            8 +


                                    QD-7                                 Pension

In the case of a partial withdrawal or annuitization, the contingent deferred sales charge will be deducted from the amounts remaining under the policy. The charge will be allocated pro rata among the Subaccounts or the Fixed Account based on the accumulation value in each prior to the withdrawal or annuitization unless an owner requests a partial withdrawal or annuitization from particular Subaccounts or the Fixed Account, in which case the charge will be allocated among those Subaccounts or the Fixed Account in the same manner as the withdrawal. In the case of a full withdrawal or annuitization, the contingent deferred sales charge is deducted from the amount paid to the owner. Contingent deferred sales charges will not be imposed on certain withdrawals if the amounts withdrawn are applied under annuity income option c or d.

TAXES: AVLIC will deduct premium taxes upon receipt of a premium payment or upon annuitization depending upon the requirements of the law of the state of the policyowner's residence. Currently, premium taxes range from 0% to 3.5% of the premium paid, but are subject to change by legislation, administrative interpretations, or judicial act.

FUND INVESTMENT ADVISORY FEES AND EXPENSES: At the direction of the policyowner, the Separate Account VA-2 purchases shares of Funds which are available for investment under this policy. The net assets of the Separate Account VA-2 will reflect the value of the Fund shares and therefore, investment advisory fees and other expenses of the Funds. A complete description of these fees and expenses is contained in the Funds' Prospectuses.





        403(B) TAX SHELTERED ANNUITY (TSA) PLANS-WITHDRAWAL RESTRICTIONS
--------------------------------------------------------------------------------
For purchasers of a 403(b) Tax Sheltered Annuity (TSA) Plan, or 403(b) ERISA Plan, the purpose of this statement is to inform you, as the purchaser of the annuity or as the Fiduciary of an Employee Benefit Plan purchasing the annuity, of the following distribution limitations, notwithstanding policy language to the contrary. If this policy is purchased by the policyowner or his/her employer as part of a retirement plan under Internal Revenue Code (IRC)Section 403(b), distributions under the policy are limited as follows:

1. Distributions attributable to contributions made and interest accruing after December 3l, 1988, pursuant to a salary reduction agreement within the meaning of IRC Section 402(g)(3)(c) may be paid only:

    (A) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of hardship. (Hardship distributions may not be made from any income earned after December 31, 1988, which is attributable to salary reduction contributions regardless of when the salary reduction contributions were made).

2. Distributions attributable to funds transferred from IRC Section 403(b)(7) custodial account may be paid or made available only:

    (A) When the employee attains age 59 1/2, separates from service, dies or becomes disabled within the meaning of IRC Section 72(m)(7); or

    (B) in the case of financial hardship. Distributions on account of financial hardship will be permitted only with respect to the following amounts:

         (i) benefits accrued as of December 31, 1988, but not earnings on those amounts subsequent to that date.

         (ii) contributions made pursuant to a salary reduction agreement within the meaning of IRC Section 3121(a)(1)(D) after December 31, 1988, but not as to earnings on those contributions.

                                        QD-8                                TSA

Part B                                               Registration No. 33-98848




                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                      MULTI-PREMIUM VARIABLE ANNUITY POLICY


                                   Offered by


                    Ameritas Variable Life Insurance Company
              (formerly Bankers Life Assurance Company of Nebraska)
                           (A Nebraska Stock Company)
                                 5900 "O" Street
                             Lincoln, Nebraska 68510


                              ---------------------



         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Multi-Premium Variable Annuity Policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"). You may obtain a copy of the Prospectus dated May 1, 1997, by writing Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510, or calling, 1-800-745-1112. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

         Dated: May 1, 1997.

                                TABLE OF CONTENTS

                                                                        PAGE
GENERAL INFORMATION AND HISTORY .......................................   2
-------------------------------
THE POLICY ............................................................   2
----------
          Accumulation Value...........................................   2
          ------------------
          Value of Accumulation Units .................................   2
          ---------------------------
          Calculation of Performance Data .............................   2
          -------------------------------
GENERAL MATTERS........................................................   6
---------------
          The Policy ..................................................   6
          ----------
          Non-Participating ...........................................   6
          -----------------
          Assignment ..................................................   6
          ----------
          Annuity Data ................................................   6
          ------------
          Ownership ...................................................   6
          ---------
          Joint Annuitant .............................................   6
          ---------------
          IRS Required Distributions ..................................   6
          --------------------------
FEDERAL TAX MATTERS ...................................................   7
-------------------
          Taxation of AVLIC ...........................................   7
          -----------------
          Tax Status of the Policies ..................................   7
          --------------------------
          Qualified Policies ..........................................   7
          ------------------
DISTRIBUTION OF THE POLICY ............................................   7
--------------------------
SAFEKEEPING OF ACCOUNT ASSETS .........................................   8
-----------------------------
AVLIC .................................................................   8
-----
STATE REGULATION ......................................................   8
----------------
LEGAL MATTERS  ........................................................   8
-------------
EXPERTS ...............................................................   8
-------
OTHER INFORMATION .....................................................   8
-----------------
FINANCIAL STATEMENTS ..................................................   8
--------------------

GENERAL INFORMATION AND HISTORY:
--------------------------------
        In order to supplement the description in the Prospectus, the following provides additional information concerning the company and its history.


        As of April 1, 1996, AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company (AmerUs Life), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation.

        AVLIC may publish in advertisements and reports to policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC.

THE POLICY
----------

      In order to supplement the description in the Prospectus, the following provides additional information about the Policy which may be of interest to the owners.

Accumulation Value

      The Accumulation Value of a Policy on each valuation date is equal to:

      (1) the aggregate of the values attributable to the Policy in each Subaccount on the valuation date, determined for each Subaccount by multiplying the Subaccount's accumulation unit value by the number of the Subaccount accumulation units allocated to the Policy and/or the net allocation plus interest in the Fixed Account; plus;

      (2)   the amount deposited in the Fixed Account, plus interest; less

      (3)   any partial withdrawal, and its charge, made on the valuation date;
            less

      (4) any annual policy fee deducted on that valuation date. In computing the accumulation value, the number of Subaccount accumulation units allocated to the Policy is determined after any transfer among the Subaccounts.

Value of Accumulation Units
---------------------------

   The value of each Subaccount's accumulation units reflects the investment performance of that Subaccount.

   The accumulation unit value of each Subaccount shall be calculated by:

      (1) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date by the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus

      (2) a daily charge of 0.003415% (equivalent to an annual rate of 1.25% of the average daily net assets) for mortality and expense risks; minus

      (3) a daily charge of .0004098% (equivalent to an annual rate of .15% of the average daily net assets) as daily administrative fee; minus

      (4)   any  applicable  charge for  federal and state income taxes, if any;
            and

      (5) dividing the result by the total number of accumulation units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date.

Calculation of Performance Data
-------------------------------

      As disclosed in the prospectus, premium payments will be allocated to the Separate Account VA-2 which has twenty-six subaccounts, with the assets of each invested in corresponding portfolios of the Variable Insurance Products Fund or the Variable Insurance Products Fund II (collectively the "Fidelity Funds"), the Alger American Fund , the MFS Variable Insurance Trust, the Morgan Stanley Universal Funds ("The Funds"), or to the Fixed Account. From time to time AVLIC will advertise the performance data of the portfolios of the Funds.

      Fidelity Management & Research Company (Fidelity) is the manager of the Fidelity Funds. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. Alger American Funds are managed by Fred Alger Management, Inc. It stresses proprietary research by its large research team that follows approximately 1400 companies. MFS Variable Insurance Trust is advised by Massachusetts Financial Services Company. MFS is America's oldest mutual fund organization. Morgan Stanley Universal Funds, Inc. are managed by Morgan Stanley Asset Management Inc.

      Performance information for any subaccount may be compared, in reports and advertising to: (1) the Standard & Poor's 500 Stock Index ("S & P 500"). Dow Jones Industrial Average ("DJIA"), Donahue Money Market Institutional Averages;
(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

      Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including (i) the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

      The tables below are established to demonstrate performance results for each underlying portfolio with charges deducted at the Separate Account level as if the policy had been in force from the commencement of the portfolio. The performance information is based on the historical investment experience of the underlying portfolios and does not indicate or represent future performance.

Total Return
------------

      Total returns quoted in advertising reflect all aspects of a subaccount's return, including the automatic reinvestment by the separate account of all distributions and any change in the subaccount's value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the subaccount over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18% which is the steady rate that would equal 100% grown on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the subaccount's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a subaccount.


      Table 1: The subaccounts will quote average annual returns for the period since the underlying portfolios commenced operation after deducting charges at the Separate Account level. Table 1 shows the average annual total return on a hypothetical investment in the subaccounts for the last year, five years, and ten years if applicable, and/or from the date that the portfolios began operations assuming that the contract was surrendered December 31, 1996. The average annual total returns to be shown in Table 1 were computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1 + T) n = ERV where P is a hypothetical investment payment of $25,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. The returns reflect the mortality and expense risk charge (1.25% on an annual basis), daily administrative fee at an annual rate of .15% and the annual policy fee. Since the contract is intended as a long-term product, the table also shows the average annual total return assuming that no money was withdrawn from the contract. The first column shows the average annual total return if you surrender the contract at the end of the period, the second column shows the average annual return if you do not surrender the contract.


                                                                   Average Annual Total Return for Period Ending on 12/31/96


                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                                      Surrender                      Surrender                      Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- ------------ -- --------------  -------------- --------------  --------------  --------------
Fidelity VIPF
-------------
Money Market                          -2.21%           3.83%           2.12%           2.84%           4.94%          4.94%
Equity Income                          6.54%          12.56%          15.70%          16.14%          11.34%         11.34%
Growth                                 6.96%          12.98%          12.88%          13.36%          12.70%         12.70%
High Income                            6.29%          12.32%          12.67%          13.16%           9.93%          9.93%
Overseas                               5.42%          11.52%           6.80%           7.41%           5.95%          5.95%
Asset Manager                          6.85%          12.89%           8.94%           9.50%           9.72%          9.72%
Inv. Grade Bond                       -4.40%           1.63%           4.26%           4.93%           6.29%          6.29%
Asset Manager: Growth                 12.22%          19.00%            N/A             N/A           16.91%         19.42%
Index 500                             14.96%          20.98%            N/A             N/A           14.46%         15.03%
Contrafund                            13.38%          19.49%            N/A             N/A           25.48%         27.81%


Inception of Funds: Money Market, 4/1/82; High-Income, 9/19/85; Equity-Income, 10/9/86; Growth, 10/9/86; Overseas, 1/28/87; Asset Manager, 9/6/89; Investment Grade Bond, 12/5/88; Index 500, 8/27/92; Contrafund, 1/3/95; Asset Manager:
Growth, 1/3/95.

*  Money Market reflects the most recent ten-year period.

                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                                      Surrender                      Surrender                      Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- ------------ -- --------------  -------------- --------------  --------------  --------------
Alger American
--------------
Growth                                 5.62%          11.64%          14.35%          14.81%          16.48%         16.48%
Income and Growth                     11.86%          17.89%           9.89%          10.43%           9.32%          9.32%
Small Capitalization                  -3.42%           2.60%           8.70%           9.26%          17.98%         17.98%
Balanced                               2.48%           8.51%           7.53%           8.13%           6.73%          6.73%
Mid-Cap Growth                         4.19%          10.21%            N/A             N/A           21.05%         21.85%
Leveraged All-Cap                      4.33%          10.37%            N/A             N/A           36.32%         38.57%
MFS Variable Ins. Trust
-----------------------
Emerging Growth                        9.24%          15.24%            N/A             N/A           18.68%         22.46%
Utilities                             10.71%          16.74%            N/A             N/A           21.36%         23.77%
World Governments                     -3.57%           2.45%            N/A             N/A            3.45%          5.61%
Research                              14.45%          20.45%            N/A             N/A           14.72%         20.72%
Growth with Income                    16.49%          22.49%            N/A             N/A           17.09%         23.09%
Morgan Stanley Universal
------------------------
Funds, Inc.                             N/A             N/A             N/A             N/A             N/A            N/A
-----------
Emerging Markets Equity                 N/A             N/A             N/A             N/A             N/A            N/A
Global Equity                           N/A             N/A             N/A             N/A             N/A            N/A
International Magnum                    N/A             N/A             N/A             N/A             N/A            N/A
Asian Equity                            N/A             N/A             N/A             N/A             N/A            N/A
U.S. Real Estate                        N/A             N/A             N/A             N/A             N/A            N/A

Inception of Funds: Alger American Income-Growth Portfolio, 11/15/88; Alger American Balanced, 9/5/89; Alger American Small Capitalization, 9/21/88; Alger American Growth, 1/9/89; Alger American Mid-Cap, 5/1/93; Alger American Leveraged AllCap, 1/25/95; MFS Emerging Growth, 7/24/95; MFS Utilities, 1/3/95; MFS World Governments, 6/14/94; MFS Research, 7/26/95; MFS Growth With Income, 10/9/95; Morgan Stanley Emerging Markets Equity, 10/1/96; Morgan Stanley Global Equity, 1/2/97; Morgan Stanley International Magnum, 1/2/97; Morgan Stanley Asian Equity, not seeded as of 2/28/97; Morgan Stanley U.S. Real Estate, not seeded as of 2/28/97.


   In addition to average annual returns, the subaccounts may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Table 2 shows the cumulative total return on a hypothetical investment in the subaccounts for the last year, 5 years, 10 years if applicable, and/or from the date the portfolios began operations and assuming that the contract was surrendered December 31, 1996. The returns reflect the mortality and expense risk charge (1.25% on an annual basis), daily administration fee at an annual rate of .15%, and the annual policy fee. Since the contract is intended as a long-term product, the table also shows the cumulative total returns assuming that no money was withdrawn from contract. The first column shows the cumulative total return if you surrender the contract at the end of the period, the second column shows the cumulative total return if you do not surrender the contract.


                                                     Cumulative Total Return for Period Ending on 12/31/96

                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                                      Surrender                      Surrender                      Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Fidelity VIPF
-------------
Money Market                          -2.21%           3.83%           11.03%            15.03%        105.69%         105.69%
Equity Income                          6.54%          12.56%          107.34%           111.34%        204.95%         204.95%
Growth                                 6.96%          12.98%           83.23%            87.23%        245.69%         245.69%
High Income                            6.29%          12.32%           81.57%            85.57%        195.51%         195.51%
Overseas                               5.42%          11.52%           38.98%            42.98%         78.95%          78.95%
Asset Manager                          6.85%          12.89%           53.43%            57.43%         99.15%          99.15%
Inv. Grade Bond                       -4.40%           1.63%           23.20%            27.20%         64.82%          64.82%
Asset Manager: Growth                 12.22%          19.00%            N/A                N/A          37.16%          43.16%
Index 500                             14.96%          20.98%            N/A                N/A          81.40%          85.40%
Contrafund                            13.38%          19.49%            N/A                N/A          58.25%          64.25%

*  Money Market reflects the most recent ten-year period.

                                             One Year                        Five Year                      Life of Fund
                                   ------------------------------  -----------------------------  ------------------------------
                                                      Surrender                      Surrender                      Surrender
 Subaccounts                        Contracts         Continue       Contracts       Continue        Contracts      Continue
---------------------------------- --------------  --------------  -------------- --------------  --------------  --------------
Alger American
--------------
Growth                                 5.62%          11.64%           95.51%            99.51%        243.62%         243.62%
Income and Growth                     11.86%          17.89%           60.25%            64.25%        108.46%         108.46%
Small Capitalization                  -3.42%           2.60%           51.74%            55.74%        300.95%         300.95%
Balanced                               2.48%           8.51%           43.79%            47.79%         62.18%          62.18%
Mid-Cap Growth                         4.19%          10.21%             N/A              N/A          103.42%         108.42%
Leveraged All-Cap                      4.33%          10.37%             N/A              N/A           83.61%          89.61%
MFS Variable Ins. Trust
-----------------------
Emerging Growth                        9.24%          15.24%             N/A              N/A           28.37%          34.37%
Utilities                             10.71%          16.74%             N/A              N/A           47.91%          53.91%
World Governments                     -3.57%           2.45%             N/A              N/A            9.17%          15.17%
Research                              14.45%          20.45%             N/A              N/A           14.72%          20.72%
Growth with Income                    16.49%          22.49%             N/A              N/A           17.09%          23.09%
Morgan Stanley Universal
------------------------
Funds, Inc.                             N/A             N/A              N/A              N/A            N/A             N/A
-----------
Emerging Markets Equity                 N/A             N/A              N/A              N/A            N/A             N/A
Global Equity                           N/A             N/A              N/A              N/A            N/A             N/A
International Magnum                    N/A             N/A              N/A              N/A            N/A             N/A
Asian Equity                            N/A             N/A              N/A              N/A            N/A             N/A
U.S. Real Estate                        N/A             N/A              N/A              N/A            N/A             N/A


Yields
------

   Some subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load.


   Current yield for Money Market subaccount reflects the income generated by a subaccount over a 7 day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one Accumulation Unit at the beginning of the period adjusting for the maintenance charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure is carried to the nearest hundredth of a percent. Effective yield for the Money Market subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7 day rate. Effective yield is obtained by taking the base period returns as computed above, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one from the result, according to the formula:


             Effective Yield = [Base Period Return + 1) 365/7] - 1.


Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.


    The net average yield for the 7-day period ended December 31, 1996 for the Money Market Fund was 3.74% and the effective yield for the 7-day period ended December 31, 1996 for the Money Market Fund was 3.80%.

   Current yield for subaccounts other than the Money Market subaccount reflects the income generated by a subaccount over a 30-day period. Current yield is calculated by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the formula:


                   YIELD =2[( FUNC{a-b}OVER cd; +1) SUP 6 -1]


    Where a = net investment income earned during the period by the portfolio company attributable to shares owned by the subaccount, b = expenses accrued for the period (net of reimbursements), c = the average daily number of accumulation units outstanding during the period, and d = the maximum offering price per accumulation unit on the last day of the period. The yield reflects the mortality and expense risk charge and the annual policy fee.

GENERAL MATTERS
---------------

The Policy
----------

   The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only statements in the application that is attached to the Policy and any supplemental applications made a part of the Policy when a change went into effect can be used to contest a claim or the validity of the Policy. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

Non-Participating
-----------------

   The Policies are non-participating. No dividends are payable and the Policies will not share in the profits or surplus earnings of AVLIC.


Assignment
----------

   Any non-qualified policy and any qualified policy, if permitted by the plan or by law relevant to the plan applicable to the qualified policy, may be assigned by the owner prior to the annuity date and during the annuitant's lifetime. AVLIC is not responsible for the validity of any assignment. No assignment will be recognized until AVLIC receives written notice thereof. The interest of any beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, not withstanding any settlement agreement in effect at the time the assignment was executed. AVLIC shall not be liable as to any payment or other settlement made by AVLIC before receipt of written notice.

Annuity Data
------------

   AVLIC  will  not  be  liable  for  obligations   which  depend  on  receiving
information from a payee until such information is received in a form satisfactory to AVLIC.

Ownership
---------

   The owner of the Policy on the policy date is the annuitant, unless otherwise specified in the application. During the annuitant's lifetime, all rights and privileges under this Policy may be exercised solely by the owner. Ownership passes to the owner's designated beneficiary upon the death of the owner(s). If the owner has not named an owner's designated beneficiary, or if no such beneficiary is living, the ownership passes to the owner's estate. From time to time AVLIC may require proof that the owner is still living.

   In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. The payment of proceeds is subject to the rights of any assignee of record. A change in the owner will be valid only upon absolute and complete assignment of the Policy. A collateral assignment is not a change of ownership.

Joint Annuitant
---------------

   The owner may, by written request at least 30 days prior to the annuity date, name a joint annuitant. Such joint annuitant must meet AVLIC's underwriting requirements. An annuitant may not be replaced. The annuity date shall be determined based on the date of birth of the annuitant.

IRS Required Distributions
--------------------------

   If the owner dies before the entire interest in the Policy is distributed, the value of the Policy must be distributed to the owner's designated beneficiary as described in this section so that the Policy qualifies as an annuity under the Code.

   If the death occurs on or after the annuity date, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If the death occurs before the annuity date, the entire interest in the Policy will be distributed within five years after date of death or be used to purchase an immediate annuity under which payments will begin within one year of the owner's death and will be made for the life of the owner's designated beneficiary or for a period not extending beyond the life expectancy of that beneficiary.

   The owner's designated beneficiary is the person to whom ownership of the Policy passes by reason of death and must be a natural person. AVLIC reserves the right to require proof of death.

   If any portion of the owner's interest is payable to (or for the benefit of) the surviving spouse of the owner, the Policy may be continued with the surviving spouse as the new owner.

FEDERAL TAX MATTERS
-------------------

Taxation of AVLIC
-----------------

   AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Account is not an entity separate from AVLIC and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Account are reinvested and are taken into account in determining the Policy values. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, AVLIC believes that Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

   Section 817(h) of the Code provides in substance that Section 72 of the Code will not apply and AVLIC will not be treated as the owner of the assets of the Account unless the investments made by the Account are "adequately diversified" in accordance with regulations prescribed by the Secretary of Treasury (the "Treasury"). If the segregated account is not "adequately diversified" any increase in the value of a variable annuity contract will be taxed to the owner currently. The Account, through the fund, intends to comply with the diversification requirements prescribed by Treasury regulations which affect how the Fund's assets may be invested. Although AVLIC does not control the Fund, it has entered into an agreement regarding participation in the Fund, which requires the Fund to be operated in compliance with the requirements prescribed by the Treasury.

Qualified Policies
------------------

   The Policies are designed for use with several types of qualified plans. The following are brief descriptions of qualified plans with which the policies may be used:

   a. H.R. 10 Plans - Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees. Such plans commonly are referred to as "H.R. 10" or "Keogh" plans. Taxation of plan participants depends on the specified plan.

         The Code governs such plans with respect to maximum contributions, distribution dates, non-forfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form preapproved by the Internal Revenue Service, is adopted and implemented by the employer. When issued in connection with H.R. 10 plans, a Policy may be subject to special requirements to conform to the requirements under such plans.
         Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

   b. Individual Retirement Annuities - Section 408 of the Code permits certain individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or an "IRA." IRA's are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of a Policy for use with an IRA may be subject to special requirements of the Internal Revenue Service. Purchasers of a Policy for such purposes will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency.

   c. Corporation Pension and Profit Sharing Plans -- Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of Policies in order to provide benefits under the plans.

   d.    Plans  of  Public School Systems and Certain Tax Exempt Organizations -
         Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to establish plans that provide retirement benefits for employees through the purchase of annuity contracts. Such plans may permit the purchase of the Policies in order to provide benefits under the plans. Section 403(b)(11) of the Code became effective January 1, 1989. 403(b)(11) provided that the policyholder may not elect to withdraw funds from a plan under Section 403(b) before age 59-1/2 and pay the taxes. The money may only be withdrawn as provided by the Code. On November 28, 1988, the Division of Investment Management issued a No Action Letter which stated that the Division would not recommend enforcement action against registrants who followed
         Section 403(b)(11) and did not allow such a withdrawal so long as the No Action Letter is complied with. The Registrant is acting in reliance on the November 28, 1988, No Action Letter and has complied, is complying and/or will comply with its provisions. The policyholder should fully review the prospectus and consult with his or her tax consultant before purchasing this annuity as a part of a Section 403(b) plan.


DISTRIBUTION OF THE POLICY
--------------------------

   Ameritas Investment Corp., the principal underwriter of the Policies, is registered with the Securities and Exchange Commission under the Securities and Exchange Act of 1934 as a broker-dealer and is a member of the National

Association of Securities Dealers, Inc. Ameritas Investment Corp. is wholly-owned by AMAL Corporation, which also owns AVLIC.

   The Policies are offered to the public through brokers, licensed under the federal securities laws and state insurance laws, and properly licensed banking institutes that have entered into agreements with Ameritas Investment Corp. The offering of the Policies is continuous and Ameritas Investment Corp. does not anticipate discontinuing the offering of this policy. However, Ameritas Investment Corp. does reserve the right to discontinue the offering of the policies.

SAFEKEEPING OF ACCOUNT ASSETS
-----------------------------

   Title to assets of the Account is held by AVLIC. The assets are kept physically segregated and held separate and apart from AVLIC's general account assets. Accumulation values deposited or transferred to the Fixed Account are held in the General Account of AVLIC. Records are maintained of all purchases and redemptions of eligible portfolio shares held by each of the Subaccounts.

AVLIC
-----

   All the stock of AVLIC is owned by AMAL Corporation located in the state of Nebraska. AVLIC has entered into a Management and Administrative Service Agreement with Ameritas Life and AmerUs Life to provide certain services at estimated cost to AVLIC to assist with the administration of the Policies and the Account.

STATE REGULATION
----------------

   AVLIC is a stock life insurance company organized under the laws of Nebraska, and is subject to regulation by the Nebraska State Department of Insurance. An annual statement is filed with the Nebraska Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of AVLIC as of December 31 of the preceding calendar year. Periodically, the Nebraska Commissioner of Insurance examines the financial condition of AVLIC, including the liabilities and reserves of the Account and certifies their adequacy.

   In addition, AVLIC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review process. Where required by state law or regulation, the Policy will be modified accordingly.


LEGAL MATTERS
-------------

   All matters of Nebraska law pertaining to the validity of the Policy and AVLIC's right to issue such Policies under Nebraska law have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.

EXPERTS
-------

   The financial statements of AVLIC as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Account as of December 31, 1996 and for each of the three years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 1040 NBC Center,
Lincoln, Nebraska 68508 independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


OTHER INFORMATION
-----------------

   A registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the Prospectus. Statements contained in this Statement of Additional Information and the Prospectus concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.


FINANCIAL STATEMENTS
--------------------

   The financial statements of AVLIC, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Accounts.

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account VA-2 as of December 31, 1996, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996

ASSETS

INVESTMENTS AT NET ASSET VALUE:
     Variable Insurance Products Fund:
         Money Market Portfolio - 71,503,732.540 shares at
           $1.00 per share (cost $71,503,733)                                       $            71,503,733
         Equity-Income Portfolio - 6,375,543.739 shares at
           $21.03 per share (cost $99,972,066)                                                  134,077,685
         Growth Portfolio - 3,570,738.040 shares at
           $31.14 per share (cost $77,205,775)                                                  111,192,783
         High Income Portfolio - 4,203,994.114 shares at
           $12.52 per share (cost $44,644,167)                                                   52,634,006
         Overseas Portfolio - 2,865,386.075 shares at
           $18.84 per share (cost $43,328,965)                                                   53,983,874
     Variable Insurance Products Fund II:
         Asset Manager Portfolio - 7,283,488.356 shares at
           $16.93 per share (cost $98,260,500)                                                  123,309,458
         Investment Grade Bond Portfolio - 2,172,541.324 shares at
           $12.24 per share (cost $25,097,268)                                                   26,591,906
         Contrafund Portfolio - 1,820,292.255 shares at
            $16.56  per share (cost $26,532,239)                                                 30,144,040
         Asset Manager: Growth Portfolio - 235,282.226 shares at
            $13.10 per share (cost $2,949,992)                                                    3,082,197
         Index 500 Portfolio - 203,711.023 shares at
            $89.13 per share (cost $16,715,585)                                                  18,156,763
     Alger American Fund:
         Small Capitalization Portfolio - 1,383,186.051 shares at
           $40.91 per share (cost $44,552,949)                                                   56,586,141
         Growth Portfolio - 1,228,263.919 shares at
            $34.33 per share (cost $34,074,114)                                                  42,166,300
         Income and Growth Portfolio - 1,394,185.376 shares at
           $8.42 per share (cost $14,194,473)                                                    11,739,041
         Balanced Portfolio - 569,554.981 shares at
           $9.24 per share (cost $6,042,018)                                                      5,262,688
         Midcap Growth Portfolio - 1,370,386.612 shares at
           $21.35 per share (cost $25,292,322)                                                   29,257,754
         Leveraged Allcap Portfolio - 322,162.842 shares at
           $19.36 per share (cost $6,003,860)                                                     6,237,073
     Dreyfus Stock Index Fund:
         Stock Index Fund Portfolio - 460,407.134 shares at
           $20.28 per share (cost $6,449,564)                                                     9,337,057
     MFS Variable Insurance Trust:
         Emerging Growth Series Portfolio - 1,479,016.961 shares at
           $13.24 per share (cost $19,212,194)                                                   19,582,184
         World Governments Series Portfolio - 119,563.323 shares at
           $10.58 per share (cost $1,231,712)                                                     1,264,980
         Utilities Series Portfolio - 394,662.255 shares at
           $13.66 per share (cost $5,210,876)                                                     5,391,086
                                                                                      ----------------------

                NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                      $           811,500,749
                                                                                      ======================

The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                                 1996                 1995                  1994
                                                                 ------------------   ------------------   --------------------

INVESTMENT INCOME
     Dividend distributions received                           $        13,564,184  $        10,791,789  $           6,905,119
EXPENSES
     Charges to policyowners for assuming
     mortality and expense risk                                          8,898,318            6,093,514              4,473,521
                                                                 ------------------   ------------------   --------------------
          INVESTMENT INCOME - NET                                        4,665,866            4,698,275              2,431,598
                                                                 ------------------   ------------------   --------------------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
     Capital gain distributions received                                25,240,462            2,906,457              9,513,298
     Unrealized increase/(decrease)                                     40,926,181           83,391,448            (18,327,838)
                                                                 ------------------   ------------------   --------------------
          NET GAIN/(LOSS) ON INVESTMENTS                                66,166,643           86,297,905             (8,814,540)
                                                                 ------------------   ------------------   --------------------

          NET INCREASE/(DECREASE) IN NET
          ASSETS RESULTING FROM OPERATIONS                              70,832,509           90,996,180             (6,382,942)

NET INCREASE IN NET ASSETS RESULTING
     FROM PREMIUM PAYMENTS AND OTHER
     OPERATING TRANSFERS                                               151,795,930           93,106,859            123,008,669
                                                                 ------------------   ------------------   --------------------
          TOTAL INCREASE IN NET ASSETS                                 222,628,439          184,103,039            116,625,727

NET ASSETS
     Beginning of period                                               588,872,310          404,769,271            288,143,544
                                                                 ------------------   ------------------   --------------------
     End of period                                             $       811,500,749  $       588,872,310  $         404,769,271
                                                                 ==================   ==================   ====================









The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS





A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------

     Ameritas Variable Life Insurance Company Separate Account VA-2 (the Account) was established on May 28, 1987, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable annuity products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1996, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of the Variable Insurance Products Fund, and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the funds, and the value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable annuity policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the account.

B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C:   INFORMATION BY FUND:

                                                                   Variable Insurance Products Fund
                                  -------------------------------------------------------------------------------
                                        Money           Equity-                           High
                                        Market          Income           Growth           Income        Overseas
                                  --------------  ----------------  --------------  -------------- --------------
 Balance 01-01-96                 $   57,326,277 $     117,719,005 $    86,780,936 $    35,882,984 $   45,684,513
 Distibuted earnings                   3,799,567         4,953,256       7,626,017       3,198,460      1,280,345
 Mortality risk charge                  (915,893)       (1,517,611)     (1,328,474)       (502,495)      (667,514)
 Unrealized increase/(decrease)              ---        10,895,466       5,069,624       2,214,664      5,099,697
 Net premium transferred              11,293,782         2,027,569      13,044,680      11,840,393      2,586,833
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 12-31-96                 $   71,503,733 $     134,077,685 $   111,192,783 $    52,634,006 $    53,983,874
                                   ==============  ================  ==============  ============== ==============


                                                             Variable Insurance Products Fund II
                                   -------------------------------------------------------------------------------
                                       Asset         Investment                       Asset Mgr.:
                                      Manager        Grade Bond       Contrafund        Growth        Index 500
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 01-01-96                 $  115,119,774 $      23,086,779 $     2,491,998 $       223,546 $      663,229
 Distributed earnings                  7,548,811         1,152,156          36,378         118,882         39,805
 Mortality risk charge                (1,484,230)         (312,284)       (190,299)        (14,233)       (84,732)
 Unrealized increase/(decrease)        8,603,434          (301,584)      3,604,329         135,704      1,418,021
 Net premium transferred              (6,478,331)        2,966,839      24,201,634       2,618,298     16,120,440
                                   --------------  ----------------  --------------  -------------- --------------
 Balance 12-31-96                 $  123,309,458 $      26,591,906 $    30,144,040 $     3,082,197 $   18,156,763
                                   ==============  ================  ==============  ============== ==============

                                                                Alger American Fund
                                   -------------------------------------------------------------------------------------------------
                                       Small                          Income and                       Midcap          Leveraged
                                   Capitalization      Growth           Growth         Balanced        Growth           Allcap
                                   --------------  ----------------  --------------  -------------- --------------  ----------------
 Balance 01-01-96                 $   44,227,409 $      24,289,630 $     6,676,424 $     2,526,276  $  14,927,096 $       1,030,461
 Distributed earnings                    228,276           922,125       4,990,761       1,483,047        441,180            21,457
 Mortality risk charge                  (658,360)         (432,284)       (114,917)        (52,447)      (290,924)          (44,009)
 Unrealized increase/(decrease)        1,332,624         3,162,174      (3,244,881)     (1,099,570)     1,684,242           216,090
 Net premium transferred              11,456,192        14,224,655       3,431,654       2,405,382     12,496,160         5,013,074
                                   --------------  ----------------  --------------  --------------  -------------  ----------------
 Balance 12-31-96                 $   56,586,141 $      42,166,300 $    11,739,041 $     5,262,688  $  29,257,754 $       6,237,073
                                   ==============  ================  ==============  ==============  =============  ================


                                                   MFS Variable Insurance Trust         Dreyfus
                                   ------------------------------------------------  --------------
                                     Emerging           World                            Stock
                                      Growth         Governments       Utilities      Index Fund                         TOTAL
                                   --------------  ----------------  --------------  --------------                 ----------------
 Balance 01-01-96                 $      945,719 $         176,476 $       541,258 $     8,552,520                $     588,872,310
 Distributed earnings                    162,364               ---         441,088         360,671                       38,804,646
 Mortality risk charge                  (123,685)          (10,173)        (32,684)       (121,070)                      (8,898,318)
 Unrealized increase/(decrease)          378,565            44,953         194,795       1,517,834                       40,926,181
 Net premium transferred              18,219,221         1,053,724       4,246,629        (972,898)                     151,795,930
                                   --------------  ----------------  --------------  --------------                 ----------------
 Balance 12-31-96                 $   19,582,184 $       1,264,980 $     5,391,086 $     9,337,057                $     811,500,749
                                   ==============  ================  ==============  ==============                 ================

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C:   INFORMATION BY FUND:

                                                                                  Variable Insurance Products Fund
                                      ---------------------------------------------------------------------------------
                                           Money            Equity-                          High
                                          Market            Income          Growth          Income         Overseas
                                      ----------------  ---------------- --------------  --------------  --------------
 Balance 01-01-95                  $      64,578,099 $      47,394,555 $   59,264,436 $    19,815,317 $    32,138,329
 Distributed earnings                      3,385,236         4,417,946        390,703       1,473,552         241,854
 Mortality risk charge                      (738,735)         (943,916)      (957,307)       (415,996)       (465,500)
 Unrealized increase/(decrease)                  ---        17,850,823     20,702,655       4,685,960       3,572,714
 Net premium transferred                  (9,898,323)       48,999,597      7,380,449      10,324,151      10,197,116
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 12-31-95                  $      57,326,277 $     117,719,005 $   86,780,936 $    35,882,984 $    45,684,513
                                     ================  ================ ==============  ==============  ==============

                                                                    Variable Insurance Products Fund II
                                     ---------------------------------------------------------------------------------
                                          Asset          Investment      Contrafund      Asset Mgr.:      Index 500
                                         Manager         Grade Bond          (1)         Growth (2)          (3)
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 01-01-95                  $     121,107,120 $      14,907,528 $          --- $           --- $           ---
 Distributed earnings                      2,486,418           741,402         30,567           9,363             ---
 Mortality risk charge                    (1,449,245)         (253,150)        (3,944)           (266)         (1,143)
 Unrealized increase/(decrease)           15,665,746         2,423,519          7,472          (3,498)         23,156
 Net premium transferred                 (22,690,265)        5,267,480      2,457,903         217,947         641,216
                                     ----------------  ---------------- --------------  --------------  --------------
 Balance 12-31-95                  $     115,119,774 $      23,086,779 $    2,491,998 $       223,546 $       663,229
                                     ================  ================ ==============  ==============  ==============

                                                                       Alger American Fund
                                     -----------------------------------------------------------------------------------------------
                                          Small                          Income and                        Midcap         Leveraged
                                     Capitalization        Growth          Growth         Balanced         Growth        Allcap (4)
                                     ----------------  ---------------- --------------  --------------  --------------  ------------
 Balance 01-01-95                  $      19,196,546 $      15,553,231 $    2,348,430 $     1,030,537 $     3,540,066 $         ---
 Distributed earnings                            ---           156,976         30,164          24,117             692           ---
 Mortality risk charge                      (390,434)         (218,376)       (51,556)        (20,525)        (96,907)       (1,843)
 Unrealized increase/(decrease)            8,996,789         4,297,843        848,211         340,663       2,128,071        17,122
 Net premium transferred                  16,424,508         4,499,956      3,501,175       1,151,484       9,355,174     1,015,182
                                     ----------------  ---------------- --------------  --------------  --------------  ------------
 Balance 12-31-95                  $      44,227,409 $      24,289,630 $    6,676,424 $     2,526,276 $    14,927,096 $   1,030,461
                                     ================  ================ ==============  ==============  ==============  ============

                                                       MFS Variable Insurance Trust        Dreyfus
                                     -------------------------------------------------  --------------
                                        Emerging          World (6)       Utilities         Stock
                                        Growth (5)        Governments         (7)         Index Fund                       TOTAL
                                     ----------------  ---------------- --------------  --------------                --------------
 Balance 01-01-95                  $             --- $             --- $          ---  $     3,895,077               $  404,769,271
 Distributed earnings                         25,522            16,669         33,188         233,877                    13,698,246
 Mortality risk charge                        (1,676)             (481)          (592)        (81,922)                   (6,093,514)
 Unrealized increase/(decrease)               (8,574)          (11,684)       (14,585)      1,869,045                    83,391,448
 Net premium transferred                     930,447           171,972        523,247       2,636,443                    93,106,859
                                     ----------------  ---------------- --------------  --------------                --------------
 Balance 12-31-95                  $         945,719 $         176,476 $      541,258 $     8,552,520               $   588,872,310
                                     ================  ================ ==============  ==============                ==============

                                     (1) Commenced business 08/25/95.        (5) Commenced business 08/25/95.
                                     (2) Commenced business 09/15/95.        (6) Commenced business 08/24/95.
                                     (3) Commenced business 09/21/95.        (7) Commenced business 09/18/95.
                                     (4) Commenced business 08/30/95.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VA-2
                          NOTES TO FINANCIAL STATEMENTS



C.   INFORMATION BY FUND:
                                                              Variable Insurance Products Fund
                                    -----------------------------------------------------------------------------
                                        Money          Equity                           High
                                       Market          Income          Growth          Income        Overseas
                                    --------------  --------------  --------------  -------------- --------------
 Balance 01-01-94                 $    31,379,124 $    32,522,382 $    47,340,345 $    14,780,768 $   26,209,548
 Distributed earnings                   2,394,455       2,724,507       3,209,519       1,502,298        154,645
 Mortality risk charge                   (689,406)       (506,822)       (627,238)       (226,605)      (394,955)
 Unrealized increase/(decrease)               ---        (101,881)     (1,669,742)     (1,667,003)      (325,590)
 Net premium transferred               31,493,926      12,756,369      11,011,552       5,425,859      6,494,681
                                    --------------  --------------  --------------  -------------- --------------
 Balance 12-31-94                 $    64,578,099 $    47,394,555 $    59,264,436 $    19,815,317 $   32,138,329
                                    ==============  ==============  ==============  ============== ==============


                                                                    Alger American Fund
                                    -----------------------------------------------------------------------------
                                        Small                          Income                         Midcap
                                    Capitalization     Growth        and Growth       Balanced        Growth
                                    --------------  --------------  --------------  -------------- --------------
 Balance 01-01-94                 $    16,350,688 $     4,033,279 $     1,486,488 $       398,861 $    1,241,078
 Distributed earnings                     920,888         349,387          79,765          15,142          3,756
 Mortality risk charge                   (191,599)        (77,513)        (21,926)         (8,792)       (17,859)
 Unrealized increase/(decrease)        (1,419,617)         57,051        (188,024)        (31,583)        73,432
 Net premium transferred                3,536,186      11,191,027         992,127         656,909      2,239,659
                                    --------------  --------------  --------------  -------------- --------------
 Balance 12-31-94                 $    19,196,546 $    15,553,231 $     2,348,430 $     1,030,537 $    3,540,066
                                    ==============  ==============  ==============  ============== ==============

                                                  Variable Insurance
                                                  Products Fund II     Dreyfus
                                    ------------------------------  --------------
                                        Asset        Investment         Stock
                                       Manager       Grade Bond      Index Fund                        TOTAL
                                    --------------  --------------  --------------                 --------------
 Balance 01-01-94                 $    93,247,898 $    16,150,701 $     3,002,384                 $  288,143,544
 Distributed earnings                   4,919,949          43,054         101,052                     16,418,417
 Mortality risk charge                 (1,466,830)       (201,910)        (42,066)                    (4,473,521)
 Unrealized increase/(decrease)       (12,320,921)       (662,594)        (71,366)                   (18,327,838)
 Net premium transferred               36,727,024        (421,723)        905,073                    123,008,669
                                    --------------  --------------  --------------                 --------------
 Balance 12-31-94                 $   121,107,120 $    14,907,528 $     3,895,077                 $  404,769,271
                                    ==============  ==============  ==============                 ==============

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                  BALANCE SHEETS
                                  --------------
                      (in thousands, except per share data)
                      -------------------------------------
                                                                                                       December 31,
                                                                                   -------------------------------------------------
                                                                                           1996                        1995
                                                                                   ----------------------       --------------------
ASSETS
------
     Investments:
       Fixed maturity securities, available for sale (amortized cost
             $62,048 - 1996 and $38,753 - 1995)                                  $                62,621      $              40,343
       Loans on insurance policies                                                                 4,309                      2,639
                                                                                   ----------------------       --------------------
           Total investments                                                                      66,930                     42,982

     Cash and cash equivalents                                                                    10,684                      5,660
     Accrued investment income                                                                     1,096                        790
     Reinsurance recoverable-affiliates                                                                9                         57
     Prepaid reinsurance premium-affiliates                                                        2,156                      1,506
     Deferred policy acquisition costs                                                            79,272                     57,664
     Other                                                                                           483                        106
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
   LIABILITIES:
     Policy and contract reserves                                                $                   749      $                 609
     Accumulated contract values                                                                  77,560                     44,568
     Unearned policy charges                                                                       1,243                        964
     Unearned reinsurance ceded allowance                                                          3,139                      2,279
     Federal income taxes--
           Current                                                                                   875                        685
           Deferred                                                                                9,921                     11,398
     Other                                                                                         8,134                      4,266
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
          Total Liabilities                                                                    1,049,201                    747,251
                                                                                   ----------------------       --------------------

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                                                                   4,000                      4,000
     Additional paid-in capital                                                                   40,370                     29,700
     Retained earnings                                                                            14,510                      9,860
     Net unrealized investment gain                                                                  129                        436
                                                                                   ----------------------       --------------------
          Total Stockholder's Equity                                                              59,009                     43,996
                                                                                   ----------------------       --------------------

                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================









The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (in thousands)
                                 --------------

                                                                                      Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                       1996                   1995                  1994
                                                                -------------------    -------------------   --------------------
INCOME:
Insurance revenues:
  Contract charges                                            $             26,345   $             18,350  $              13,528
  Premium-reinsurance ceded                                                 (5,895)                (4,289)                (2,009)
  Reinsurance ceded allowance                                                2,235                  1,859                    502

Investment revenues:
    Investment income, net                                                   3,603                  3,492                  3,046
    Realized gains, net                                                         19                     28                     19

  Other                                                                        567                    261                    337
                                                                -------------------    -------------------   --------------------

                                                                            26,874                 19,701                 15,423
                                                                -------------------    -------------------   --------------------

BENEFITS AND EXPENSES:
  Policy Benefits:
    Death benefits                                                             716                    268                    417
    Interest credited                                                        2,736                  1,995                  1,524
    Increase in policy and contract reserves                                   140                    183                    195
    Other                                                                       52                     32                     46
  Sales and operating expenses                                              10,041                  6,815                  5,940
  Amortization of deferred policy acquisition costs                          5,531                  3,057                  2,521
                                                                -------------------    -------------------   --------------------

                                                                            19,216                 12,350                 10,643
                                                                -------------------    -------------------   --------------------

INCOME BEFORE FEDERAL INCOME TAXES                                           7,658                  7,351                  4,780
                                                                -------------------    -------------------   --------------------

Income taxes - current                                                       3,819                  1,685                   (608)
Income taxes - deferred                                                       (811)                   902                  2,278
                                                                -------------------    -------------------   --------------------
     Total income taxes                                                      3,008                  2,587                  1,670
                                                                -------------------    -------------------   --------------------

NET INCOME                                                    $              4,650   $              4,764  $               3,110
                                                                ===================    ===================   ====================











The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------
                          (in thousands, except shares)
                          -----------------------------



                                                                                                                Net
                                                        Common Stock             Additional                 Unrealized
                                             -------------------------------      Paid-in       Retained    Investment
                                                 Shares           Amount          Capital       Earnings    Gain(Loss)     Total
                                             ---------------   -------------   --------------  -----------  ----------  ------------
BALANCE, January 1, 1994                            40,000   $         4,000  $       23,700  $      1,986  $       -  $    29,686

   Capital contribution from
    Ameritas Life Insurance Corp.                         -                -           6,000             -          -        6,000

   Net unrealized investment loss, net                    -                -               -             -       (173)        (173)

   Net income                                             -                -               -         3,110           -       3,110
                                             ---------------    ------------   --------------   ----------- ----------  ------------

BALANCE, December 31, 1994                           40,000            4,000          29,700         5,096       (173)      38,623

   Net unrealized investment gain, net                    -                -               -             -        609          609

   Net income                                             -                -               -         4,764          -        4,764
                                             ---------------    -------------  --------------   ------------ ---------  ------------
BALANCE, December 31, 1995                           40,000            4,000          29,700         9,860        436       43,996

   Return of capital                                      -                -         (15,000)            -          -      (15,000)

   Capital contribution from
      AMAL Corporation                                    -                -          25,670             -          -       25,670

   Net unrealized investment loss, net                    -                -               -             -       (307)        (307)

   Net income                                             -                -               -         4,650          -        4,650
                                             ---------------    -------------   -------------   ------------  ---------   ----------

BALANCE, December 31, 1996                           40,000   $        4,000  $       40,370   $    14,510   $    129    $  59,009
                                             ===============    =============   =============   ============  ==========  ==========







The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (in thousands)



                                                                                                     December 31,
                                                                                ----------------------------------------------------
                                                                                      1996              1995              1994
                                                                                ----------------  -----------------  ---------------
OPERATING ACTIVITIES
--------------------
Net Income                                                                     $        4,650  $             4,764  $         3,110
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Amortization of deferred policy acquisition costs                                  5,531                3,057            2,521
     Policy acquisition costs deferred                                                (26,596)             (16,020)         (17,481)
     Interest credited to contract values                                               2,736                1,995            1,524
     Amortization of discounts or premiums                                                (83)                 (70)             (49)
     Net realized gains on investment transactions                                        (19)                 (28)             (19)
     Deferred income taxes                                                               (811)                 902            2,278
     Change in assets and liabilities:
       Accrued investment income                                                         (306)                 (15)             (98)
       Reinsurance recoverable-affiliates                                                  48                  412             (469)
       Prepaid reinsurance premium                                                       (650)                (487)            (451)
       Other assets                                                                      (377)                 (18)             (16)
       Policy and contract reserves                                                       140                  183              195
       Unearned policy charges                                                            279                  234              247
       Federal income tax payable-current                                                (310)                 698              (81)
       Unearned reinsurance ceded allowance                                               860                  610              595
       Other liabilities                                                                3,868                1,939           (1,823)
                                                                                 -------------   ------------------   --------------
Net cash used in operating activities                                                 (11,040)              (1,844)         (10,017)
                                                                                 -------------   ------------------   --------------

INVESTING ACTIVITIES
--------------------
Purchase of fixed maturity securities available for sale                              (31,514)              (7,760)         (15,673)
Proceeds from maturities or repayment of fixed maturity securities
    available for sale                                                                  5,307                3,738            5,108
Proceeds from sales of fixed maturity securities available for sale                     3,014                    -                -
Net change in loans on insurance policies                                              (1,670)              (1,042)            (576)
                                                                                 -------------   ------------------   --------------
  Net cash used in investing activities                                               (24,863)              (5,064)         (11,141)
                                                                                 -------------   ------------------   --------------

FINANCING ACTIVITIES
--------------------
Return of capital                                                                     (15,000)                   -            6,000
Capital contribution                                                                   25,670                    -                -
Net change in accumulated contract values                                              30,257                4,448            2,873
                                                                                 -------------   ------------------   --------------
  Net cash from financing activities                                                   40,927                4,448            8,873
                                                                                 -------------   ------------------   --------------

INCREASE (DECREASE)  IN CASH AND CASH EQUIVALENTS                                       5,024               (2,460)         (12,285)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        5,660                8,120           20,405

                                                                                 =============   ==================   ==============
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $       10,684  $             5,660  $         8,120
                                                                                 =============   ==================   ==============

Supplemental cash flow information:
----------------------------------

Net cash paid (received) on income taxes                                       $        4,129  $               987  $          (527)


The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (IN THOUSANDS)




1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

  Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company, until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987 and fixed premium annuities in 1996. The variable life, variable annuity and fixed premium annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The principal accounting and reporting practices followed are:

INVESTMENTS
  The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held-to-maturity securities, is composed of debt securities which a
company  has  the  positive  intent  and  ability  to  hold-to-maturity.   These
securities are carried at amortized cost. The second category, available-for-sale securities, may be sold to address the liquidity and other needs of a company. Debt and equity securities classified as available-for-sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available-for-sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

  The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1996, 1995 and 1994.

CASH EQUIVALENTS
  The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
  The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYHOLDERS
  Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (IN THOUSANDS)



1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------
 (CONTINUED):
-------------

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYHOLDERS
  Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

  Costs deferred related to universal life-type policies and investment-type contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed annually based on actual experience and changes in assumptions.

  An analysis of the costs carried in the balance sheets as deferred acquisition costs is as follows:

                                                                                              December 31
                                                                                -----------------------------------------
                                                                                     1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                                  $57,664       $45,940         $30,659
Acquisition costs deferred                                                          26,596        16,020          17,481
Amortization of deferred policy acquisition costs                                   (5,531)       (3,057)         (2,521)
Adjustment for unrealized investment (gain) loss                                       543        (1,239)            321
-------------------------------------------------------------------------------------------------------------------------
Ending balance                                                                     $79,272       $57,664         $45,940
-------------------------------------------------------------------------------------------------------------------------

To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS
  Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES
   The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (IN THOUSANDS)


2.  INVESTMENTS
---------------

  Investment income summarized by type of investment was as follows:

                                                                                                Year Ended December 31
                                                                                     --------------------------------------------
                                                                                            1996           1995            1994
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                                $3,308        $2,819          $2,411
Cash equivalents                                                                               618           597             609
Loans on insurance policies                                                                    214           128              82
---------------------------------------------------------------------------------------------------------------------------------
  Gross investment income                                                                    4,140         3,544           3,102
Investment expenses                                                                            537            52              56
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                     $3,603        $3,492          $3,046
---------------------------------------------------------------------------------------------------------------------------------


  Net pretax realized investment gains (losses) were as follows:

                                                                                                 Year Ended December 31
                                                                                     --------------------------------------------
                                                                                             1996          1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net gains on disposals of fixed maturity securities available for sale                       $19           $28             $19
---------------------------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturity securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                                  Year Ended December 31, 1996
                                                                                     --------------------------------------------
                                                                                         Proceeds        Gains         Losses
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $3,014           $30            $  -
--------------------------------------------------------------------------------------------------------------------------------

There were no disposals of fixed maturity securities available for sale during 1995 or 1994 other than calls or maturities.

  The amortized cost and fair value of investments in fixed maturity securities available for sale by type of investment were as follows:

                                                                                            December 31, 1996
                                                                         --------------------------------------------------------
                                                                           Amortized       Gross Unrealized              Fair
                                                                                      ----------------------------
                                                                               Cost         Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                             $33,690          $437          $114         $34,013
  Mortgage-backed                                                             13,407           209            22          13,594
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                  14,951           158            95          15,014
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                     $62,048          $804          $231         $62,621
---------------------------------------------------------------------------------------------------------------------------------


  The December 31, 1996 balance of stockholder's equity was decreased by $307 (comprised of a decrease in the carrying value of the securities of $1,017 reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.


                                                                                             December 31, 1995
                                                                         --------------------------------------------------------
                                                                             Amortized       Gross Unrealized            Fair
                                                                                         ----------------------------
                                                                              Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                            $20,667          $930          $  -         $21,597
  Mortgage-backed                                                             3,628           114             -           3,742
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                 14,458           550             4          15,004
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                    $38,753        $1,594            $4         $40,343
---------------------------------------------------------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (IN THOUSANDS)


2.  INVESTMENTS (CONTINUED)
---------------------------

  The December 31, 1995 balance of stockholder's equity was increased by $609 (comprised of an increase in the carrying value of the securities of $2,177, reduced by $1,240 of related adjustments to deferred acquisition costs and $328 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.

  The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                 Amortized        Fair
                                                                                                    Cost          Value
--------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                                                            $7,582          $7,652
Due after one year through five years                                                              17,266          17,568
Due after five years through ten years                                                             22,264          22,303
Due after ten years                                                                                 1,529           1,504
Mortgage-backed securities                                                                         13,407          13,594
--------------------------------------------------------------------------------------------------------------------------
      Total                                                                                       $62,048         $62,621
--------------------------------------------------------------------------------------------------------------------------


3.  INCOME TAXES
----------------

  The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                                       Year Ended December 31
                                                                                       ----------------------
                                                                                          1996          1995
-------------------------------------------------------------------------------------------------------------
Net unrealized investment gains                                                           $277          $606
Deferred policy acquisition costs                                                       23,727        17,276
Prepaid expenses                                                                           172           118
Other                                                                                        0           500
-------------------------------------------------------------------------------------------------------------
Gross deferred tax liability                                                            24,176        18,500
-------------------------------------------------------------------------------------------------------------


Future policy and contract benefits                                                     12,620         5,939
Deferred future revenues                                                                 1,534         1,039
Other                                                                                      101           124
-------------------------------------------------------------------------------------------------------------
Gross deferred tax asset                                                                14,255         7,102
-------------------------------------------------------------------------------------------------------------
    Net deferred tax liability                                                          $9,921       $11,398
-------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                     Year Ended December 31
                                                                         --------------------------------------------
                                                                                  1996           1995         1994
---------------------------------------------------------------------------------------------------------------------
Statutory tax rate                                                                35.0%         35.0%         35.0%
Other                                                                              4.3           0.2          (0.1)
---------------------------------------------------------------------------------------------------------------------
    Provision for income taxes                                                    39.3%         35.2%         34.9%
---------------------------------------------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (IN THOUSANDS)


4.  RELATED PARTY TRANSACTIONS
------------------------------

Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1996, 1995 and 1994 was $8,907, $4,858 and $4,029
respectively. The Company also leased office space and furniture and equipment from affiliates during 1995 and 1994. The cost of these leases to the Company for the years ended December 31, 1995, and 1994 was $37 and $40, respectively. Under the terms of investment advisory agreements, the Company paid $73, $44 and $43 for the years ended December 31, 1996, 1995 and 1994 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's $100 retention limit. The Company paid $3,301, $2,280 and $1,333 of net reinsurance premiums to affiliates for the years ended December 31, 1996, 1995 and 1994, respectively. The Company has received reinsurance recoveries from affiliates of $659, $1,472 and $519 for the years ended December 31, 1996, 1995 and 1994, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and variable annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $54, $192 and $272 for the years ended December 31, 1996, 1995 and 1994 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $20,373, $14,028 and $15,223 for the years ended December 31, 1996, 1995 and 1994, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  EMPLOYEE AND AGENT BENEFIT PLANS
------------------------------------

The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of ALIC and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $47.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $20.

The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contribution for the year ended December 31, 1994 was $7.

Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on percentage of payroll.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (IN THOUSANDS)


6.  STOCKHOLDER'S EQUITY
------------------------

  Net income(loss), as determined in accordance with statutory accounting practices, was $855, $(19), and $(3,900) for 1996, 1995 and 1994, respectively.
The Company's statutory surplus was $44,100, $13,800, and $12,600 at December 31, 1996, 1995 and 1994, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------

  The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The fair value estimates presented herein are based on pertinent information available to management as of December 31 of each year. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

   Fixed maturity securities available for sale
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

   Loans on insurance policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans with similar remaining terms. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash  and  cash  equivalents,  accrued  investment  income   and  reinsurance
   recoverable
    The carrying amounts reported in the balance sheet equals fair value due to the nature of these instruments.

   Accumulated contract values
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (IN THOUSANDS)


7.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED):
----------------------------------------------------

  Estimated fair values as of December 31, are as follows:
                                                                                                December 31
                                                                         --------------------------------------------------------
                                                                                     1996                         1995
                                                                         --------------------------------------------------------
                                                                            Carrying        Fair        Carrying         Fair
                                                                             Amount         Value        Amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Assets:
  Fixed maturity securities available for sale                               $62,621       $62,621       $40,343         $40,343
  Loans on insurance policies                                                  4,309         3,843         2,639           2,346
  Cash and cash equivalents                                                   10,684        10,684         5,660           5,660
  Accrued investment income                                                    1,096         1,096           790             790
  Reinsurance recoverable - affiliates                                             9             9            57              57

Financial Liabilities:
  Accumulated contract values excluding amounts held under
  insurance contracts                                                        $70,640       $70,640       $39,283         $39,283


8.  SEPARATE ACCOUNTS
---------------------

  The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                                                                             December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Separate Account V                                                                                      $136,079         $93,610
Separate Account VA-2                                                                                    811,501         588,872
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $947,580        $682,482
---------------------------------------------------------------------------------------------------------------------------------

The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. The Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.

                                     PART C
                                OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

     a)   Financial Statements:

     The financial statements of Ameritas Variable Life Insurance Company Separate Account VA-2 and Ameritas Variable Life Insurance Company are filed in Part B.

     Ameritas Variable Life Insurance Company Separate Account VA-2:

     -  Report of Deloitte & Touche LLP, independent auditors.

     -  Statement of Net Assets as of December 31, 1996.

     - Statements of Operations and Changes in Net Assets for each of the three years in the period ended December 31, 1996.

     - Notes to Financial Statements for the three years in the period ended December 31, 1996.

     Ameritas Variable Life Insurance Company:

     -  Report of Deloitte & Touche LLP, independent auditors.

     -  Balance Sheets as of December 31, 1996 and 1995.

     - Statements of Operations for each of the three years in the period ended December 31, 1996.

     - Statements of Changes in Stockholder's Equity for each of the three years in the period ended December 31, 1996.

     - Statements of Cash Flows for each of the three years in the period ended December 31, 1996.

     - Notes to Financial Statements for the three years in the period ended December 31, 1996.


All schedules of the Company for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or have been disclosed in the Notes to the Financial Statements and therefore have been omitted.

There are no financial statements included in Part A.

     b) Exhibits

     Exhibit Number                 Description of Exhibit
     --------------                 ----------------------
     (1)                            Resolution of Board of Directors of Ameritas
                                    Variable Life Insurance Company establishing
                                    Ameritas Variable Life Insurance Company
                                    Separate Account VA-2.*

     (2)                            Not applicable.

     (3)(a)                         Principal Underwriting Agreement.

     (3)(b)                         Form of Selling Agreement.**

     (4)                            Form of Variable Annuity Contract.****

     (5)                            Form of Application for Variable Annuity
                                    Contract.****

     (6)(a) Articles of Incorporation of Ameritas Variable Life Insurance Company.***

     (6)(b)                         Bylaws of Ameritas Variable Life Insurance
                                    Company.***

     (7)                            Not applicable.

     (8)(a)                         Participation Agreement(MFS).**

     (8)(b)                         Participation Agreement (Fidelity).***

     (8)(c)                         Participation Agreement (Alger American)***

     (8)(d)                         Participation Agreement (Morgan Stanley)**

     (9)                            Opinion and consent of Norman M. Krivosha.

     (10)(a)                        Independent Auditors' Consent

     (11)                           No financial statements are omitted from
                                    Item 23.

     (12)                           Not applicable

     (13)                           Not applicable



* Incorporated by reference to the initial registration statement for Ameritas Variable Life Insurance Company Separate Account VA-2 (File No. 33-14774), filed on June 2, 1987.

** Incorporated by reference to initial registration statement for Ameritas Variable Life Insurance Company Separate Account V (File #333-15585) filed November 5, 1996.

*** Incorporated by refence to pre-effective amendment to registration statement for Ameritas Variable Life Insurance Company Separate Account V (File #333-15585) filed January 17, 1997.

**** Incorporated by reference to initial registration, File No. 33-98848 filed on October 30, 1995.

Item 25.   Directors and Officers of the Depositor.


  Name and Principal                 Position and Offices
  Business Address                   with Depositor
  ----------------------             ------------------------------------------
  Lawrence J. Arth*                  Director, Chairman of the Board, President
                                     and Chief Executive Officer

  Kenneth C. Louis*                  Director and Executive Vice President

  D T Doan**                         Director and Executive Vice President

  Robert W. Bush*                    Director and Senior Vice President Variable
                                     Operations and Administration

  Wayne E. Brewster*                 Senior Vice President - Variable Sales

  Ashok Chawla**                     Vice President - Fixed Annuity Investments

  Thomas C. Godlasky**               Director

  Joseph K. Haggerty**               Assistant General Counsel

  James R. Haire*                    Vice President and Actuary

  Jon C. Headrick*                   Treasurer

  Sandra K. Holmes**                 Vice President-Fixed Annuity Customer
                                     Service

  Kenneth R. Jones*                  Vice President - Corporate Compliance and
                                     Assistant Secretary

  Norman M. Krivosha*                Secretary and General Counsel

  JoAnn M. Martin*                   Controller

  Sheila Sandy**                     Assistant Secretary

  Michael E. Sproule**               Director

  Linda S. Streck**                  Vice President-Fixed Annuity Product
                                     Development

  Kevin Wagoner**                    Assistant Treasurer


*  Principal  business  address:   Ameritas  Variable  Life  Insurance  Company,
   5900 "O" Street, Lincoln, Nebraska  68510.
** Principal business address:  AmerUs Life Insurance Company, 611 Fifth Avenue,
   Des Moines, Iowa  50309

Item 26

The depositor, Ameritas Variable Life Insurance Company, is directly wholly owned by AMAL Corporation. The Registrant is a segregated asset account of Ameritas Variable Life Insurance Company.

The following chart indicates the persons controlled by or under common control with Ameritas Variable Life Insurance Company:



Omitted chart shows Ameritas organization. ALIC with its separate accounts is at the uppermost tier; second tier companies are: Ameritas Investment Advisors, Inc., Ameritas Managed Dental Plan, Inc., First Ameritas Life Insurance Corp. of New York, Pathmark Assurance Company, Veritas Corp., AMAL Corporation*, third tier companies are Ameritas Investment Corp. and Ameritas Variable Life
Insurance   Company  with  its  separate   accounts  which  are  owned  by  AMAL
Corporation.

All entities are Nebraska entities, except First Ameritas Life Insurance Corp. of New York, which is a New York entity, and Ameritas Managed Dental Plan, Inc., which is a California entity.

All entities are wholly-owned by the person immediately controlling it, except AMAL Corporation, a holding company, which is jointly owned by Ameritas Life Insurance Corp., which owns a majority interest in AMAL Corporation, and AmerUs Life Insurance Company, which owns a minority interest in AMAL Corporation.

AMAL Corporation is a holding company. Veritas is a marketing agency, Pathmark Assurance Company is an insurance company.


Item 27.   Number of Contractowners

           As of December 31, 1996, there were 3,427 contractowners.

Item 28.   Indemnification

Ameritas Variable Life Insurance Company's By-laws provide as follows:

   "The Corporation shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska."

   Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriters


a) Ameritas Investment Corp. which will serve as the principal underwriter for the variable annuity contracts issued through Ameritas Variable Life Insurance Company Separate Account VA-2, also serves as the principal underwriter for variable life insurance contracts issued through Ameritas Variable Life Insurance Company Separate Account V, and serves as the principal underwriter for variable life insurance contracts issued through Ameritas Life Insurance Corp. Separate Account LLVL and variable annuity contracts issued through Ameritas Life Insurance Corp. Separate Account LLVA.

b) The following table sets forth certain information regarding the officers and directors of the principal underwriter, Ameritas Investment Corp.

         Name and Principal                 Positions and Offices
         Business Address                   with Underwriter
     ------------------------------         ----------------------------
         Lawrence J. Arth*                  Director and Chairman of the Board

         Kenneth C. Louis*                  Director, Senior Vice President

         Norman M. Krivosha*                Secretary and General Counsel

         William R. Giovanni*               Director, President and Chief
                                            Executive Officer

         Jon C. Headrick*                   Treasurer

         D T Doan**                         Director and Senior Vice President

         Thomas C. Godlasky**               Director

         Michael E. Sproule**               Director

         Kenneth R. Jones*                  Vice President-Corporate Compliance
                                            and Assistant Secretary

         Thomas C. Bittner*                 Vice President-Marketing and
                                            Administration

         Janell D. Winsor*                  Vice President-Retail Sales Manager

         Alan R. Eveland*                   Vice President-Public Finance

         Robert W. Morrow*                  Vice President



*  Principal  business  address:   Ameritas  Investment Corp.,  5900 "O" Street,
   Lincoln, Nebraska  68510.
** Principal business address:  AmerUs Life Insurance Company, 611 Fifth Avenue,
   Des Moines, Iowa  50309

Item 30.   Location of Account and Records

         The Books,  records and other  documents  required to be  maintained by
Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained at Ameritas Variable Life Insurance Company, 5900 "O" Street, Lincoln, Nebraska 68510

Item 31.   Management Services

         Not applicable.

Item 32.   Undertakings

   a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as necessary to ensure that the
        audited   financial   statements   in  the registration  statement  are
        never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send for a Statement of Additional Information.

   c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

   d) The Registrant is relying upon the Division of Investment Management (Division) no-action letter of November 28, 1988 concerning annuities sold in 403(b) plans and represents that the requirements of the no-action letter have been, are and/or will be complied with.


   e) Ameritas Variable Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account VA-2, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 4 to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 21st day of February, 1997.



                                       AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                              SEPARATE ACCOUNT VA-2, Registrant

                            AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor





Attest:     Norman M. Krivosha              By:   Lawrence J. Arth
        --------------------------              ---------------------------
               Secretary                          Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Officers of Ameritas Variable Life Insurance Company of Nebraska on the dates indicated.




      SIGNATURE                      TITLE                          DATE


/s/ Lawrence J. Arth      Director, Chairman of the Board     February 21, 1997
----------------------  President and Chief Executive Officer
    Lawrence J. Arth

/s/ Kenneth C. Louis     Director, Executive Vice President   February 21, 1997
----------------------
    Kenneth C. Louis


/s/ D T Doan             Director, Executive Vice President   February 21, 1997
----------------------
    D T Doan


/s/ Robert W. Bush         Director, Senior Vice President    February 21, 1997
----------------------  Variable Operations and Administration
    Robert W. Bush

/s/ Thomas C. Godlasky              Director                  February 21, 1997
-----------------------
    Thomas C. Godlasky

       SIGNATURE                     TITLE                         DATE



/s/ Jon C. Headrick                 Treasurer                 February 21, 1997
-----------------------
    Jon C. Headrick

/s/ Norman M. Krivosha      Secretary and General Counsel     February 21, 1997
-----------------------
    Norman M. Krivosha

/s/ JoAnn M. Martin                 Controller                February 21, 1997
-----------------------
    JoAnn M. Martin

/s/ Michael E. Sproule              Director                  February 21, 1997
------------------------
    Michael E. Sproule

       As filed with the Securities and Exchange Commission on February 28, 1997
                                                       Registration No. 33-98848







                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                           --------------------------


                                    EXHIBITS


                                       TO


                         POST-EFFECTIVE AMENDMENT NO. 4

                                       TO

                                    FORM N-4


                        AMERITAS VARIABLE LIFE INSURANCE
                         COMPANY SEPARATE ACCOUNT VA-2

                                 Exhibit Index


 Exhibit                                                              Page
 -------                                                              ----
 99.A3a           Principal Underwriting Agreement

 99.9             Opinion and Consent of Norman M. Krivosha

 99.10a           Independent Auditors' Consent